John Hancock
Tax-Free
Bond Fund

SEMI
ANNUAL
REPORT

2.28.02

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[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 20

For your information
page 33

Dear Fellow Shareholders,

The uncertainty and volatility that marked the year 2001 carried over into the first two months of 2002. Questions about the economy, combined with the taint of Enron and concerns about corporate accounting, caused growing investor uncertainty that kept the stock market volatile. February ended with two of the major indexes losing a bit of ground year to date, with the Standard & Poor's 500 Index returning -3.36% and the Nasdaq Composite Index off by -11.22%, while the Dow Jones Industrial Average returned 1.17%. Bond results were more muted than last year, but for the most part were positive in the first two months of 2002.

Essentially the same scenario occurred last year, when bonds beat stocks for the second straight year and bond investors realized positive results, while 83% of U.S. stock funds posted negative returns, according to Lipper, Inc.

These last two years couldn't have provided a more vivid example of the importance of being well diversified, not only among different asset classes, such as stocks, bonds and cash, but also among various types of each, such as growth or value stocks of different capitalizations.

Two disappointing years of stock performance could also be a reason to re-evaluate with your investment professional whether you are still on track to meet your long-term financial goals. It's possible that downsized results, and modified expectations, could foster some changes in your investing strategies. And now is certainly a good time to perform this review, given the increased opportunities for retirement and college savings offered in President Bush's major tax-cut legislation enacted in June 2001.

While the stock market remains choppy, it is becoming increasingly clear that the economic and corporate profit cycles have begun to turn. So we remain encouraged, and confident in the resilience of the economy, the financial markets and the nation.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks a
high level of
interest income
exempt from
federal income
taxes as is con-
sistent with
preservation of
capital.

Over the last six months

* The municipal bond market entered a volatile period following the events of September 11.

* Transportation-related bonds were hit hardest in the aftermath of the terrorist attacks.

* In this difficult market environment, the Fund stayed the course with its long-term investment strategy.

[Bar chart with heading "John Hancock Tax-Free Bond Fund." Under the heading is a note that reads "Fund performance for the six months ended February 28, 2002." The chart is scaled in increments of 1% with -2% at the bottom and 0% at the top. The first bar represents the -0.88% total return for Class A. The second bar represents the -1.25% total return for Class B. The third bar represents the -1.28% total return for Class
C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 3.8%   Foothill/Eastern Transp. Corridor Agency, 1-1-16, 6.000%
 2.9%   Puerto Rico, Commonwealth of, 7-1-11, 9.870%
 2.8%   Puerto Rico Highway and Transp. Auth., 7-1-11, 10.949%
 2.6%   Madera, County of, 3-15-15, 6.500%
 2.5%   Foothill/Eastern Transp. Corridor Agency, 1-1-19, zero
 2.0%   Clark, County of, 12-1-33, 6.500%
 1.6%   San Bernardino, County of, 8-1-17, 5.500%
 1.5%   Maury County Ind. Development Board, 9-1-24, 6.500%
 1.5%   Jacksonville Electric Auth., 10-1-28, 5.250%
 1.5%   Port Auth. of New York and New Jersey, 10-1-19, 6.750%

As a percentage of net assets on February 28, 2002.



MANAGERS'
REPORT

BY DIANNE SALES, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND
BARRY H. EVANS, CFA, AND CYNTHIA M. BROWN, PORTFOLIO MANAGERS

John Hancock
Tax-Free Bond Fund

Following nearly three quarters of strong performance due to falling interest rates, bond markets entered an extremely volatile period following the events of September 11. In the wake of the terrorist attacks on the United States, the economy headed deeper into the recession that had begun in early 2001. Economic worries sparked a ferocious round of cost cutting at many U.S. corporations, leaving millions of Americans without jobs. In an effort to halt the economy's decline, the Federal Reserve responded quickly and aggressively, cutting interest rates four times from September 11 through the end of the year. However, with recent economic numbers indicating an economic recovery, the Fed has remained in a holding pattern so far this year.

Although activity in the municipal bond market was initially reduced in the post-September 11 period, it had come roaring back by November. Issuance increased dramatically, as governments moved to take advantage of lower interest rates, while short-term investors looked further out the yield curve to fill their need for coupon income. While higher-grade bonds performed well, lower-rated paper lagged due to uncertainty about the economy. Not surprisingly, transportation-related sectors -- such as airlines, airports, hotels and convention centers -- were hit hardest in this period. These credits dragged down performance of the higher-yielding sectors of the tax-exempt market.

"...bond markets entered
 an extremely volatile
 period following the
 events of September 11."

PERFORMANCE REVIEW

For the six months ended February 28, 2002, John Hancock Tax-Free Bond Fund's Class A, Class B and Class C shares returned -0.88%, -1.25% and -1.28%, respectively, at net asset value. For the same period, the average general municipal bond fund returned 0.91%, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

[A photo of Team leader Dianne Sales flush right next to first paragraph.]

TRANSPORT HURTS

What hurt the Fund's relative performance most was our overweighting in transportation-related sectors. In particular, our large holdings in airport- and airline-backed paper -- such as Continental, Delta and American -- were our biggest disappointments. It's worth noting, however, that immediately prior to September 11, these same holdings were among our top performers. For the most part, we've maintained our holdings here, as we're confident the airlines will eventually recover. With the recent pickup in economic activity, air travel is beginning to respond, and many airlines have announced expansions to their flight schedules by April. This increased activity will benefit both airline and airport revenue streams.

On a positive note, our revenue bond holdings in essential services, such as electric utilities, water and sewer, performed strongly. Given their stable revenues, these bonds were well insulated from the woes of the corporate market. In addition, a sector relatively new to the municipal bond market, tobacco settlement bonds, turned in solid performances. These bonds are payable from settlement monies paid to the federal government by tobacco companies. Designed to reimburse states for the smoking-related health-care costs incurred over the last 40 years, these funds have provided a sizable new revenue stream to many state and local governments. Recent broadened acceptance of the structure by the bond market has narrowed spreads on these bonds, and our shareholders have benefited from this increase in value, due to our early participation in the sector.

"...our revenue bond hold
 ings in essential services
 such as electric utilities,
 water and sewer
 performed strongly."

STAYING THE COURSE

In this volatile market environment, we have stayed the course with our long-term investment strategy, making only minor adjustments during the period. Following the attacks on September 11, we looked for opportunities to strengthen the security provisions behind our transportation holdings in order to provide greater protection in the unlikely event of a default. Throughout the portfolio, we've also looked for opportunities to improve the Fund's overall yield. Without making major changes to the Fund's sector weightings, within each sector we've taken advantage of opportunities to sell older bonds with lower yields and replace them with newer, higher-yielding issues.

[Table at top left-hand side of page entitled "Top five sectors." The first listing is Transportation 15%, the second is Pollution control 14%, the third Health 12%, the fourth Electric 11% and the fifth General obligation 6%.]

[Bar chart at middle of page with heading "Top five states As a percentage of net assets on 2-28-02." The chart is divided into five sections (from top to bottom): California 19%, New York 9%, Puerto Rico 8%, Florida 7% and Pennsylvania 6%.]

OUTLOOK

Despite the recent volatility in the market, we believe the outlook for municipal bonds remains positive. Given that we're just starting to see the initial signs of a recovery, we don't expect the Federal Reserve to raise interest rates anytime soon. With economic growth still modest and very little pricing power in the market, inflation doesn't pose an imminent threat. What's more, the Fed historically waits at least 12 months after the first sign of a recovery before implementing any rate hikes. That way it can give its economic stimulus a chance to build a strong base of economic growth. With the Fed likely to hold rates at their current levels for at least the next several months, we expect bond prices to trade in a relatively narrow range.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Transportation bonds followed by a down arrow with the phrase "Travel slowdown after September 11." The second listing is Essential service revenue bonds followed by an up arrow with the phrase "Stable revenue streams." The third listing is Tobacco bonds followed by an up arrow with the phrase "Bonds from tobacco lawsuit settlements gaining market approval."]

"...as the economy improves,
 we're likely to see the
 income streams from
 revenue bonds pick up."

In anticipation of this trading-range environment, we will maintain a neutral interest-rate stance. We will also keep our focus on revenue bonds as opposed to general obligation bonds. Tax revenues tend to lag the economy by about 12 months. So while the economy is now starting to turn the corner, we're still seeing tax revenues decline in most states. Given that, we're likely to see spending cuts as states attempt to balance their budgets under the pressure of shrinking tax revenues. The result could be downward pressure on general obligation issues, which are most directly affected by spending cuts. Revenue bonds, on the other hand, are dependent on the revenues from their particular projects, and therefore tend to be more economically sensitive. So as the economy improves, we're likely to see the income streams from revenue bonds pick up.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
February 28, 2002

The index used for
comparison is the
Lehman Brothers
Municipal Bond
Index, an unmanaged
index that includes
approximately 8,000
bonds and is com-
monly used as a
measure of bond
performance.

It is not possible to
invest directly in
an index.

                              Class A      Class B      Class C        Index
Inception date                 1-5-90     12-31-91       4-1-99           --

Average annual returns with maximum sales charge (POP)
One year                        -0.42%       -1.48%        1.33%        6.84%
Five years                       4.27%        4.11%          --         6.37%
Ten years                        6.08%        5.72%          --         6.91%
Since inception                    --           --         2.60%          --

Cumulative total returns with maximum sales charge (POP)
Six months                     --5.38%      --6.07%      --3.24%        1.99%
One year                       --0.42%      --1.48%        1.33%        6.84%
Five years                      23.28%       22.34%          --        36.15%
Ten years                       80.50%       74.43%          --        95.13%
Since inception                    --           --         7.78%          --

SEC 30-day yield as of February 28, 2002
                                 4.85%        4.34%        4.29%          --

Performance figures assume all distributions were reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 4.50% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please note that a portion of the Fund's income may be subject to taxes, and some investors may be subject to the Alternative Minimum Tax (AMT). Also note that capital gains are taxable.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Lehman Brothers Municipal Bond Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $19,513 as of February 28, 2002. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Tax-Free Bond Fund, before sales charge, and is equal to $18,910 as of February 28, 2002. The third line represents the value of the same hypothetical investment made in the John Hancock Tax-Free Bond Fund, after sales charge, and is equal to $18,052 as of February 28, 2002.

                                    Class B 1    Class C 1
Period beginning                    2-29-92       4-1-99
Without sales charge                $17,449      $10,889
With maximum sales charge                --      $10,780
Index                               $19,513      $11,736

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of February 28, 2002. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
February 28, 2002
(unaudited)

This schedule has one main category: tax-exempt long-term bonds. The tax-exempt long-term bonds are broken down by state or territory. Under each state or territory is a list of the securities owned by the Fund.


STATE, ISSUER, DESCRIPTION,                                        INTEREST    CREDIT       PAR VALUE
MATURITY DATE                                                          RATE   RATING*  (000s OMITTED)           VALUE
TAX-EXEMPT LONG-TERM BONDS 97.62%                                                                        $600,008,779
(Cost $560,383,849)

Alaska 0.51%                                                                                               $3,148,480
Alaska Housing Finance Corp,
  Gen Rev Ref Mtg Ser A, 06-01-27                                     6.000%     AAA           $2,000       2,097,980
Valdez Alaska Marine Terminal,
  Rev Ref Sohio Pipe Line Co Proj Ser 1985, 12-01-25                  7.125      AA+            1,000       1,050,500

Arizona 2.61%                                                                                              16,061,908
Arizona Health Facilities Auth,
  Hosp Sys Rev Ref Phoenix Memorial Hosp Proj,
  06-01-21 (B)                                                        8.200      D              2,150         674,562
Arizona Municipal Financing Program,
  Cert of Part Ser 25, 08-01-14                                       7.875      AAA            1,000       1,291,570
Maricopa County Pollution Control Corp,
  Poll Control Rev Ref Ser 1985A El Paso
  Elec Co, 08-01-15                                                   6.375      BB+            2,500       2,639,025
  Poll Control Rev Ref Ser A Public Service Co
  Palo Verde Proj, 08-15-23                                           6.375      BBB-           8,050       8,180,571
Navajo County Industrial Development Auth,
  Ind'l Dev Rev Stone Container Corp Proj, 06-01-27                   7.200      B              1,000         958,980
Phoenix Civic Improvement Corp,
  Wastewater Sys Rev Jr Lien, 07-01-24                                6.000      AAA            2,000       2,317,200

California 18.87%                                                                                         115,973,165
Anaheim Public Financing Auth,
  Sub Lease Rev 1997 Cap Apprec Ser C Pub Imp Proj,
  09-01-22                                                             Zero      AAA            5,150       1,698,006
California Statewide Communities Development Auth,
  Lease Rev Spec Facil Ser A United Airlines, 10-01-33                5.700      B+             1,200         657,024
Foothill/Eastern Transportation Corridor Agency,
  Toll Rd Rev Fixed Rate Cap Apprec Ser 1995A,
  01-01-19                                                             Zero      AAA           36,600      15,595,260
  Toll Rd Rev Fixed Rate Cap Apprec Ser 1995A,
  01-01-20                                                             Zero      AAA           10,000       4,001,500
  Toll Rd Rev Fixed Rate Current Int Ser 1995A,
  01-01-16**                                                          6.000      AAA           19,800      23,108,778
  Toll Rd Rev Ref Cap Apprec, 01-15-25                                 Zero      BBB-           5,000       1,206,800
Madera, County of,
  Cert of Part Valley Children's Hosp, 03-15-15                       6.500      AAA           13,185      16,087,810
Millbrae, City of,
  Residential Facil Rev Ser 1997A Magnolia of
  Millbrae Proj, 09-01-27                                             7.375      BB             1,000       1,036,030
Sacramento City Financing Auth,
  Rev Convention Ctr Hotel Ser 1999A, 01-01-30                        6.250      BB+            5,000       4,963,600
Sacramento Municipal Utilities District,
  Ind'l Dev Rev Ref San Diego Gas & Electric Ser C
  Inflos, 08-15-18                                                   11.079#     AAA            1,000       1,066,250
San Bernardino, County of,
  Cert of Part Ref Medical Center Fin Proj, 08-01-17                  5.500      AAA            9,130      10,104,993
  Cert of Part Ref Medical Center Fin Proj, 08-01-22                  5.500      A-p            2,500       2,593,575
San Diego Redevelopment Agency,
  Tax Alloc City Heights Proj Ser 1999A, 09-01-23                     5.750      BB                25          24,817
San Diego, City of,
  Cert Undivided Int Wtr Util Fund Net Sys Rev,
  08-01-28                                                            4.750      AAA            3,000       2,882,070
San Francisco, City of,
  Resid Facil Ser A Coventry Park Proj, 12-01-26                      8.500      BB             2,000       1,672,440
San Joaquin Hills Transportation Corridor Agency,
  Toll Rd Rev Jr Lien Cap Apprec, 01-01-10                             Zero      AAA            6,250       4,592,000
  Toll Rd Rev Ref Conv Cap Apprec Ser 1997A,
  01-15-17                                                             Zero      BBB-          10,000       7,061,500
  Toll Rd Rev Sr Lien Cap Apprec, 01-01-14                             Zero      AAA            5,000       2,934,900
  Toll Rd Rev Sr Lien Cap Apprec, 01-01-17                             Zero      AAA            4,900       2,385,271
  Toll Rd Rev Sr Lien Cap Apprec, 01-01-19                             Zero      AAA           15,510       6,608,811
  Toll Rd Rev Sr Lien Cap Apprec, 01-01-20                             Zero      AAA            2,000         800,300
  Toll Rd Rev Sr Lien Cap Apprec, 01-01-23                             Zero      AAA            7,500       2,510,850
Santa Ana Financing Auth,
  Lease Rev Police Admin & Holding Facil Ser A,
  07-01-19                                                            6.250      AAA            2,000       2,380,580

Colorado 1.67%                                                                                             10,249,612
Colorado Health Facilities Auth,
  Rev Vail Valley Medical Center Proj, 01-15-27                       5.800      BBB            1,000         985,680
Denver, City and County of,
  Airport Sys Rev Ser 1992A Preref, 11-15-25                          7.250      AAA            1,980       2,100,839
  Airport Sys Rev Ser 1994A Preref, 11-15-23                          7.500      A                535         614,865
  Airport Sys Rev Ser 1994A Unref Bal, 11-15-23                       7.500      A              2,565       2,834,658
  E-470 Public Highway Auth,
  Rev Cap Apprec Sr Ser 2000B, 09-01-34                                Zero      BBB-           7,000         642,740
Northwest Parkway Public Highway Auth,
  Rev 1st Tier Sub Ser 2001D, 06-15-41                                7.125      BB+            3,000       3,070,830

Connecticut 0.17%                                                                                           1,024,080
Connecticut Health and Educational Facilities Auth,
  Rev Ser D Univ of Hartford, 07-01-22                                6.800      BBB-           1,000       1,024,080

Delaware 1.09%                                                                                              6,686,810
Delaware State Economic Development Auth,
  Rev Ref Poll Control Ser B Delmarva Pwr Proj,
  05-01-19                                                            6.750      AAA            6,500       6,686,810

District Of Columbia 1.15%                                                                                  7,072,652
District of Columbia,
  Rev Cap Apprec Univ of Georgetown Ser A, 04-01-33                    Zero      AAA           17,345       2,792,892
District of Columbia Tobacco Settlement Financing Corp,
  Tobacco Settlement Rev Asset Backed Bond, 05-15-40                  6.750      A              4,000       4,279,760

Florida 6.88%                                                                                              42,313,957
Capital Projects Finance Auth,
  Student Hsg Rev Cap Projs Ln Prog Ser 2000A
  Univ of Florida, 08-15-31                                           7.850      BBB-           3,500       3,502,450
  Student Hsg Rev Cap Projs Ln Prog Ser 2001G,
  10-01-11                                                            9.125      AAA            2,000       1,972,820
Crossings at Fleming Island Community
  Development District,
  Spec Assessment Rev Ref Ser 2000C, 05-01-30                         7.100      BBB-           1,000       1,053,560
Dade, County of,
  Professional Sports Franchise Facil Tax Rev
  Cap Apprec, 10-01-27                                                 Zero      AAA            5,500       1,422,025
Hernando County Industrial Development Auth,
  Rev Ref 2nd Fla Crushed Stone Co, 12-01-14                          8.500      BBB-             200         211,078
Hernando, County of,
  Rev Criminal Justice Complex Fin Proj, 07-01-16                     7.650      AAA              500         656,365
Hillsborough County Aviation Auth,
  Rev Ser B Tampa International Airport, 10-01-17                     6.000      AAA            5,880       6,599,712
Jacksonville Electric Auth,
  Elec Sys Rev Ser 3-A, 10-01-28                                      5.250      AA             9,000       9,010,530
Miami Beach Health Facilities Auth,
  Hosp Rev Ref Mt Sinai Medical Center Ser 2001A,
  11-15-19                                                            6.700      BB             1,000         934,170
Miami-Dade County Special Obligation,
  Sub Ser 1997B, 10-01-32                                              Zero      AAA            7,780       1,413,237
  Sub Ser 1997B, 10-01-33                                              Zero      AAA            2,000         343,440
  Sub Ser 1997B, 10-01-34                                              Zero      AAA            3,895         631,847
  Sub Ser 1997B, 10-01-35                                              Zero      AAA            6,765       1,036,872
Orange County School Board,
  Cert of Part Ref Ser 1997A, 08-01-13                                Zero       Aaa           10,365       6,103,016
Orlando Urban Community Development District,
  Cap Impt Ser 2001A, 05-01-33                                        6.950      BB+            2,500       2,480,750
Orlando Utilities Commission,
  Wtr & Elec Sub Rev Ser 1989D, 10-01-17                              6.750      AA-            2,200       2,678,962
Pinellas County Educational Facilities Auth,
  Rev Barry Univ Proj, 10-01-30                                       5.875      AA             1,260       1,316,750
Stoneybrook West Community Development District,
  Spec Assessment Rev Ser 2000A, 05-01-32                             7.000      BB               500         510,435
  Spec Assessment Rev Ser 2000B, 05-01-10                             6.450      BB               430         435,938

Georgia 4.10%                                                                                              25,189,383
Georgia Municipal Electric Auth,
  Pwr Rev Ref Ser BB, 01-01-19                                        5.700      A              1,000       1,094,670
  Pwr Rev Ref Ser Y, 01-01-17                                         6.500      AAA              145         174,735
  Pwr Rev Ref Ser Y Unref Bal, 01-01-17                               6.500      AAA            3,355       4,022,846
  Pwr Rev Ser C, 01-01-19                                             5.700      AAA            5,000       5,467,950
  Pwr Rev Ser EE, 01-01-24                                            7.250      AAA            2,000       2,622,560
  Pwr Rev Ser Z, 01-01-20                                             5.500      AAA            5,840       6,373,192
Monroe County Development Auth,
  Poll Control Rev Ser A Oglethorpe Pwr Corp
  Scherer Proj, 01-01-12                                              6.800      A              1,000       1,173,350
Savannah Hospital Auth,
  Rev Ref & Imp Candler Hosp Proj, 01-01-23                           7.000      BB             4,000       4,260,080

Illinois 3.33%                                                                                             20,456,183
Chicago, City of,
  Chicago-O'Hare Int'l Airport Spec Facil Rev Ref
  Ser 2001C United Air Lines Inc Proj, 05-01-16                       6.300      Baa2           5,000       2,525,000
  Skyway Toll Bridge Rev Ref Ser 1994, 01-01-17                       6.750      AAA            2,000       2,201,700
  Wastewater Transm Rev Ref Cap Apprec Ser 1998A,
  01-01-22                                                             Zero      AAA           10,000       3,416,900
Godfrey, City of,
  United Methodist Village Rev Ser 1999A, 11-15-29                    5.875      BB+            1,825       1,369,389
Illinois Development Finance Auth,
  Poll Control Rev Ref Commonwealth Edison Co
  Proj, 01-15-14                                                      5.850      AAA            3,000       3,360,570
Illinois Health Facilities Auth,
  Rev Ref Friendship Vlg Schamburg, 12-01-08                          6.750      BBB            1,640       1,649,184
  Rev Ref Ser 1992 Mercy Hosp & Medical Center
  Proj, 01-01-07                                                      7.000      CCC            1,500       1,091,130
  Saint Clair, County of,
  GO Unltd Ref Cap Apprec, 10-01-28                                    Zero      AAA            8,455       1,863,820
Illinois, University of,
  Cert of Part Ser 2001A Util Infrastructure Proj,
  08-15-20                                                            5.000      AAA            3,000       2,978,490

Indiana 0.42%                                                                                               2,554,600
Indianapolis Airport Auth,
  Rev Spec Facil United Airlines Proj Ser A, 11-15-31                 6.500      B+             1,000         580,000
Wabash, County of,
  Solid Waste Disp Rev Jefferson Smurfit Corp Proj,
  06-01-26                                                            7.500      B              2,000       1,974,600

Iowa 0.97%                                                                                                  5,994,660
Iowa Finance Auth,
  Healthcare Facil Rev Ref Care Initiatives Proj Ser B,
  07-01-18                                                            5.750      BB             1,000         877,570
Tobacco Settlement Auth,
  Tobacco Settlement Rev Asset Backed Bond
  Ser 2001B, 06-01-35                                                 5.600      A              5,500       5,117,090

Kentucky 1.58%                                                                                              9,697,967
Kenton County Airport Board,
  Rev Spec Facil Delta Airlines Proj Ser 1992A, 02-01-12              7.500      BB+            2,000       1,989,080
  Rev Spec Facil Delta Airlines Proj Ser 1992A, 02-01-20              7.500      BB+            1,940       1,921,007
Kentucky Economic Development Finance Auth,
  Health Sys Rev Norton Healthcare Inc Ser 2000C,
  10-01-21                                                             Zero      AAA            5,000       4,333,000
Newport Public Properties,
  Corp Rev 1st Mtg Pub Prkg & Plaza Ser 2000A-1,
  01-01-27                                                            8.500      BB             1,500       1,454,880

Louisiana 1.41%                                                                                             8,693,321
De Soto, Parish of,
  Rev Environ Imp Rev Int'l Paper Co Proj Ser A, 11-01-18             7.700      BBB            2,750       2,989,608
Louisiana Environmental Facilities Community Dev Auth,
  Rev Cap Projs & Equip Acquisition PG, 09-01-25                      6.550      A              3,000       3,230,250
Louisiana Public Facilities Auth,
  Progressive Healthcare Rev Ser 1998B, 10-01-20                      6.375      BB-            1,245       1,005,773
Tobacco Settlement Financing Corp.,
  Tobacco Settlement Rev Asset Backed Bond
  Ser 2001B, 05-15-39                                                 5.875      A              1,500       1,467,690

Maryland 0.68%                                                                                              4,169,640
Municipal Mortgage & Equity, LLC,
  Ser A (R), 06-30-09                                                 6.875      BBB-           4,000       4,169,640

Massachusetts 2.91%                                                                                        17,885,952
Massachusetts Development Finance Agency,
  Concord-Assabet Family Servs Rev Ref, 11-01-28                      6.000      Caa3           1,735       1,201,297
  Rev Boston Univ Ser 1999P, 05-15-59                                 6.000      BBB+           2,000       2,131,640
Massachusetts Health and Educational Facilities Auth,
  Rev St Elizabeth's Hosp of Boston Ser E, 08-15-21                  11.820#     AAA              585         623,025
  Rev Civic Investments Ser 2002B, 12-15-31                           9.200      BB             3,500       3,509,555
  Rev Partners Healthcare Sys Iss Ser 2001C, 07-01-32                 5.750      AA-            2,000       2,038,880
  Rev Worcester Polytechnic Institute Ser E, 09-01-11                 6.750      AAA            2,590       2,711,652
Massachusetts Municipal Wholesale Electric Co,
  Pwr Supply Sys Rev 1992 Ser B, 07-01-17                             6.750      BBB+           4,405       4,572,742
Massachusetts Water Pollution Abatement Trust,
  Wtr Poll Rev 1994 South Essex Swr District Loan
  Proj Preref Ser A, 02-01-15                                         6.375      AA+              925       1,015,863
  Wtr Poll Rev 1994 South Essex Swr District Loan
  Proj Unref Bal Ser A, 02-01-15                                      6.375      AA+               75          81,298

Michigan 2.00%                                                                                             12,316,245
Michigan State Hospital Finance Auth,
  Hosp Rev Ref Ser 1995A Genesys Health Sys
  Oblig Group, 10-01-13                                               8.100      AAA            3,000       3,600,300
Michigan Strategic Fund,
  Ltd Oblig Rev Ref Detroit Edison Poll Control
  Ser 2001C, 09-01-29                                                 5.450      A-             2,000       1,976,940
Midland County Economic Development Corp,
  Rev Ref Ser 2000A Sub Ltd Oblig, 07-23-09                           6.875      BB+            6,500       6,739,005

Minnesota 1.57%                                                                                             9,665,470
Minneapolis & St. Paul Metropolitan Airports Commission,
  Spec Facil Rev Ser 2001A Northwest Airlines Proj,
  04-01-25                                                            7.000      BB+            3,000       2,415,420
Southern Minnesota Municipal Power Agency,
  Pwr Supply Sys Rev Cap Apprec Ser A, 01-01-23                        Zero      AAA           15,000       5,124,750
St. Cloud, City of,
  St. Cloud Healthcare Rev Ref St Cloud Hosp Oblig
  Group Ser 2000A, 05-01-30                                           5.875      Aaa            2,000       2,125,300

Mississippi 1.96%                                                                                          12,056,220
Mississippi Business Finance Corp,
  Miss Poll Control Rev Ref Sys Energy Resources Inc
  Proj, 04-01-22                                                      5.875      BBB-           2,500       2,429,550
  Miss Poll Control Rev Ref Sys Energy Resource Inc Proj,
  05-01-22                                                            5.900      BBB-           2,350       2,290,310
Mississippi Development Bank,
  Spec Oblig Ser 2001A Cap Projs & Equip Prog, 07-01-31               5.625      AAA            2,000       2,167,760
Washington, County of,
  Poll Control Rev Ref Mississippi Pwr & Light Co
  Proj, 04-01-22                                                      7.000      Baa3           5,000       5,168,600

Missouri 0.17%                                                                                              1,049,490
Fenton, City of,
  Tax Incr Rev Ref & Imp Gravois Bluffs, 10-01-21                     7.000      BB+            1,000       1,049,490

Nebraska 0.23%                                                                                              1,389,720
Omaha Public Power District,
  Elec Sys Rev 1992 Ser B, 02-01-17                                   6.200      Aa2            1,200       1,389,720

Nevada 2.36%                                                                                               14,510,258
Clark, County of,
  Ind'l Dev Rev Ser A Southwest Gas Corp Proj, 12-01-33               6.500      BBB-          12,000      12,055,800
Nevada Department of Business & Industry,
  Las Vegas Monorail Proj Rev 2nd Tier, 01-01-40                      7.375      BB             2,000       1,938,240
Nevada Housing Division,
  Single Family Proj Sr Rev Ser 1989 Iss A-1, 04-01-16                7.350      AA               320         320,310
  Single Family Proj Sr Rev Ser 1990 Iss C-1, 10-01-15                7.850      AA-              170         170,216
Nevada, State of,
  GO Ltd Tax Municipal Bond Bank Proj No 38 Ser A
  Unref Bal, 07-01-09                                                 6.750      AA                25          25,692

New Hampshire 0.21%                                                                                         1,279,288
New Hampshire Health & Education Facilities Auth,
  Rev Exeter Proj, 10-01-24                                           6.000      A+             1,250       1,279,288

New Jersey 2.33%                                                                                           14,311,329
Camden County Improvement Auth,
  Lease Rev Ser A Holt Hauling & Warehousing Proj,
  01-01-21                                                            9.875      CC             1,100       1,012,000
New Jersey Economic Development Auth,
  1st Mtg Rev Ser A Winchester Gardens, 11-01-16                      8.500      BB+              100         107,079
  Economic Dev Rev Ref Ser 1995J Holt Hauling Proj,
  11-01-23                                                            8.500      CC             2,500       2,290,625
  Rev Ref Ind'l Dev Newark Airport Marriott Hotel Proj,
  10-01-14                                                            7.000      Ba2            4,000       3,997,000
  Spec Facil Rev Continental Airlines Inc Proj, 09-15-12              6.625      BB-            2,500       2,274,575
  Spec Facil Rev Continental Airlines Inc Proj, 09-15-29              6.250      BB-            3,000       2,419,200
New Jersey Healthcare Facilities Financing Auth,
  Rev Care Institute Inc Cherry Hill Proj, 07-01-27                   8.000      BB-            1,370       1,157,540
  Rev Ref Ser 2000A St Peter's Univ Hosp, 07-01-20                    6.875      BBB            1,000       1,053,310

New Mexico 0.33%                                                                                            2,050,700
Farmington, City of,
  Poll Control Rev 1997 Ser A Tucson Elec Pwr Co
  San Juan Proj, 10-01-20                                             6.950      B+             2,000       2,050,700

New York 8.95%                                                                                             55,040,258
Dutchess County Resource Recovery Agency,
  Rev Solid Waste Sys Ser A, 01-01-12                                 5.350      AAA              510         558,980
Metropolitan Transportation Auth,
  Commuter Facil Rev Ser 1998B, 07-01-26                              4.750      AAA            4,000       3,789,800
Nassau County Industrial Development Agency,
  Civic Facil Rev Ref Ser 2001B North Shore Hlth
  Sys Proj, 11-01-11                                                  5.875      BB+            1,000         989,170
New York City Industrial Development Agency,
  Rev Ref LaGuardia Assoc LP Proj, 11-01-28                           6.000      BB+            4,500       3,513,195
  Spec Airport Facil Rev Ser 2001A Airis JFK I LLC Proj,
  07-01-28                                                            5.500      BBB-           3,000       2,703,750
New York City Municipal Water Finance Auth,
  Wtr & Swr Sys Rev Ser 1999A, 06-15-32                               5.500      AAA            2,000       2,071,200
  Wtr & Swr Sys Rev Ref Ser 2000B Preref                              6.000      AA               365         428,320
  Wtr & Swr Sys Rev Ref Ser 2000B Unref Bal                           6.000      AA               375         434,220
New York City Transitional Finance Auth,
  Rev Ref Future Tax Secd Ser 2000C, 11-01-29                         5.500      AA+            2,000       2,078,840
New York Local Government Assistance Corp,
  Rev Ref Cap Apprec Ser 1993C, 04-01-14                               Zero      AAA            7,210       4,209,631
New York State Dormitory Auth,
  City Univ Sys Consol Rev 2nd Generation Ser 1993A,
  07-01-09                                                            5.750      AA-            1,000       1,126,580
  Rev Ser 1990B Preref, 05-15-11                                      7.500      AA-              160         201,627
  Rev Ser 1990B Unref Bal, 05-15-11                                   7.500      AA-              340         405,470
  State Univ Ed Facil Rev Ser 1993A, 05-15-19                         5.500      AA-            1,000       1,081,300
New York State Energy Research and Development Auth,
  Elec Facil Rev Ser 1990A Preref, 06-01-20                           7.150      A-             1,370       1,418,471
New York State Environmental Facilities Corp,
  State Wtr Poll Control Rev Rites Ser PA-174, 06-15-11              15.959#     AAA            2,000       2,922,500
New York State Housing Finance Agency,
  State Univ Construction Ref 1986 Ser A, 05-01-11                    8.000      AAA            2,000       2,538,620
New York, City of,
  GO Fiscal 1991 Ser D Unref Bal, 08-01-04                            8.000      A                 10          10,340
  GO Fiscal 1991 Ser F Unref Bal, 11-15-03                            8.200      A                105         108,021
  GO Fiscal 1992 Ser D Unref Bal, 02-01-09                            7.700      A                 10          10,203
  GO Fiscal 1992 Ser H Unref Bal, 02-01-08                            7.000      A                110         112,168
  GO Fiscal 1993 Ser D, 08-15-13                                      5.750      A              3,170       3,309,575
  GO Fiscal 1996 Ser J, 02-15-26                                      5.500      A              2,000       2,029,360
Port Auth of New York and New Jersey,
  Spec Proj KIAC Partners Proj Ser 4, 10-01-19                        6.750      BBB            8,700       8,914,890
Triborough Bridge and Tunnel Auth,
  Gen Purpose Rev Ser 1993, 01-01-22                                   Zero      AAA           20,755       7,582,217
Westchester Tobacco Asset Securitization Corp,
  Rev Cap Apprec, 07-15-39                                             Zero      A              2,000       1,461,340
Yonkers Industrial Development Agency,
  Civic Facil Rev Ser 2001B St John's Riverside Hosp,
  07-01-31                                                            7.125      BBB-           1,000       1,030,470

North Carolina 2.36%                                                                                       14,481,954
North Carolina Medical Care Community
  Healthcare Facilities,
  Rev 1st Mtg Baptist Retirement Ser A, 10-01-31                      6.400      BBB-           1,600       1,599,872
North Carolina Municipal Power Agency Number 1,
  Catawba Elec Rev Ser 1992, 01-01-15                                 5.750      AAA            7,410       7,611,552
  Catawba Elec Rev Ser 1993, 01-01-15                                 5.000      AAA            5,220       5,270,530

Ohio 1.48%                                                                                                  9,096,932
Akron, City of,
  Cert of Part Akron Municipal Baseball Stadium Proj,
  12-01-16                                                             Zero      A+             1,000       1,111,940
Ohio State Air Quality Development Auth,
  Rev Adj Ser B Columbus & South Proj, 12-01-20                       6.250      BBB+           4,500       4,582,845
Ohio State Water Development Auth,
  Poll Control Facil Rev Ref Ser 1995 Cleveland Elec Co
  Proj, 08-01-25                                                      7.700      BBB            2,800       3,059,224
Ohio, State of,
  Solid Waste Rev Ref CSC Ltd Proj (B), 08-01-22                      8.500      D              1,825              91
Student Loan Funding Corp,
  Sub Rev Ser B Cincinnati Ohio Student Loan, 08-01-08                8.875      BBB-             340         342,832

Oregon 0.56%                                                                                                3,420,910
Western Generation Agency,
  Rev 1994 Ser A Wauna Cogeneration Proj, 01-01-21                    7.125      BBB-           3,400       3,420,910

Pennsylvania 6.06%                                                                                         37,248,334
Allegheny County Hospital Development Auth,
  Rev Health & Ed Rehab Institute of Pitt, 06-01-22                   7.000      AA             1,500       1,550,685
Allegheny County Industrial Development Auth,
  Rev Ref Ser 1994A Environmental Imp USX Corp Proj,
  12-01-20                                                            6.700      BBB+           6,000       6,161,820
Beaver County Industrial Development Auth,
  Coll Poll Control Rev Ref Ser 1995A Toledo Edison Co
  Beaver Valley Proj, 05-01-20                                        7.750      BBB            2,200       2,417,778
Carbon County Industrial Development Auth,
  Rev Ref Panther Creek Partners Proj, 05-01-12                       6.700      BBB-           2,960       3,170,278
Delaware County Auth,
  1st Mtg Rev Riddle Village Proj, 06-01-26                           7.000      BBB-           1,250       1,242,600
Pennsylvania Convention Center Auth,
  Rev Ref Ser 1994A MBIA IBC, 09-01-14                                6.700      AAA            4,950       5,504,598
Pennsylvania Economic Development Finance Auth,
  Resource Recovery Rev Ser 1994D Colver Proj, 12-01-15               7.125      BBB-           7,000       7,353,850
  Resource Recovery Rev Ser 1994D Colver Proj,
  12-01-18                                                            7.150      BBB-           1,500       1,572,840
Philadelphia Hospitals and Higher Education Facilities Auth,
  Hosp Rev 1992 Ser A Children's Seashore House Proj,
  08-15-12                                                            7.000      A+             1,250       1,301,063
Philadelphia Industrial Development Auth,
  Commercial Dev Rev Ser 1995 Philadelphia Airport
  Hotel Proj, 12-01-17                                                7.750      B+             3,250       3,361,248
Scranton-Lackawanna Health and Welfare Auth,
  Rev Ser A Allied Services Rehabilitation Hosp Proj,
  07-15-20                                                            7.600      BBB-           3,525       3,611,574

Puerto Rico 7.60%                                                                                          46,700,829
Puerto Rico Aqueduct and Sewer Auth,
  Ref Pars & Inflos Ser 1995 Gtd by the Commonwealth
  of Puerto Rico, 07-01-11                                            6.000      AAA              200         228,232
  Ref Pars & Inflos Ser 1995 Gtd by the Commonwealth
  of Puerto Rico, 07-01-11                                           10.120#     AAA            6,500       8,328,125
Puerto Rico Highway and Transportation Auth,
  Highway Rev Ser Y Res Int Tax-Exempt Sec Rec'ts
  Ser PA-114, 07-01-11 (r)                                           10.949#     A             13,130      17,388,847
Puerto Rico, Commonwealth of,
  GO Pub Imp Inverse Rate Floater 1992A, 07-01-08                    10.184#     AAA            2,700       2,818,125
  GO Pub Imp Inverse Rate Securities Ser 1996,
  07-01-11                                                            9.870#     AAA           14,000      17,937,500

South Carolina 0.90%                                                                                        5,514,475
Florence, County of,
  Ind'l Dev Rev Stone Container Proj, 02-01-07                        7.375      BB-            3,025       2,990,515
South Carolina Jobs-Economic Development Auth,
  Rev Myrtle Beach Convention Ctr Ser 2001A,
  04-01-36                                                            6.625      BBB-           2,000       2,001,460
  Solid Waste Recycling Rev Santee River Rubber Proj
  Ser A, 12-01-14 (B) (R)                                             8.000      D              2,750         522,500

Tennessee 3.20%                                                                                            19,656,931
Chattanooga Industrial Development Board,
  Ind'l Rev Ref Market St Ltd Proj, 12-15-12                          7.000      BBB            2,640       2,504,066
Humphreys County Industrial Development Board,
  Solid Waste Disposal Rev E.I. Du Pont de Nemours
  and Co Proj, 05-01-24                                               6.700      AA-            6,500       7,028,190
Maury County Industrial Development Board,
  Multi-Modal Interchangeable Rate Poll Control Ref
  Rev Saturn Corp Proj, 09-01-24                                      6.500      BBB+           8,500       9,096,955
Memphis-Shelby County Airport Auth,
  Rev Ref Federal Express Corp, 09-01-12                              6.750      BBB            1,000       1,027,720

Texas 4.65%                                                                                                28,587,643
Austin, City of,
  Combined Util Sys Rev Ref Ser 1998, 11-15-10                        6.750      AAA            3,125       3,728,938
Corpus Christi Housing Finance Corp,
  Single Family Mtg Sr Rev Ref Ser 1991A, 07-01-11                    7.700      AAA              220         227,854
Dallas-Fort Worth International Airport
  Facility Improvement,
  Rev American Airlines Inc, 11-01-30                                 7.250      BB             7,500       6,426,600
  Rev Delta Airlines Inc, 11-01-11                                    7.600      BB+            3,000       2,904,090
El Paso International Airport,
  Rev Ref Spec Facil Marriott Corp Proj, 03-01-12                     7.750      Ba2            1,410       1,423,071
Harris County-Houston Sports Auth,
  Spec Rev Ref Sr Lien Cap Apprec Ser 2001A, 11-15-34                  Zero      AAA           10,500       1,616,475
Houston Independent School District,
  Pub Facil Corp Lease Rev Cap Apprec Ser A Cesar E
  Chavez, 09-15-16                                                     Zero      AAA              900         432,585
Houston, City of,
  Airport Sys Spec Facil Rev Continental Airlines Inc
  Ser 1997B, 07-15-17                                                 6.125      BB-            4,000       3,186,720
  Airport Sys Spec Facil Rev Continental Airlines Inc
  Ser 2001E, 07-01-21                                                 6.750      BB-            5,000       4,175,600
  Hotel Occupancy Tax & Spec Rev Ref Ser 2001B
  Convention & Entertainment Facil, 09-01-33                          5.250      AAA            4,500       4,465,710

Utah 0.35%                                                                                                  2,163,377
Carbon, County of,
  Solid Waste Disp Rev Ref Ser A East Carbon Dev
  Corp, 07-01-12                                                      9.000      BBB-             870         874,628
Salt Lake City Hospital,
  Rev Ref Ser A, 05-15-15                                             8.125      AAA            1,000       1,283,690
Utah Housing Finance Agency,
  Single Family Mtg Sr 1991 Iss B-1, 07-01-16                         7.500      AAA                5           5,059

Virgin Islands 0.16%                                                                                          981,650
Virgin Islands Water & Power Auth,
  Wtr Sys Rev Ref, 07-01-17                                           5.500      BB+            1,000         981,650

Virginia 0.78%                                                                                              4,783,615
Pittsylvania County Industrial Development Auth,
  Rev Ser A Exempt Facil, 01-01-19                                    7.550      BB             3,500       3,429,405
Pocahontas Parkway Assn,
  Toll Road Rev Cap Apprec 1st Tier Sub Ser C, 08-15-24                Zero      A              4,800         471,600
  Toll Road Rev Cap Apprec 1st Tier Sub Ser C, 08-15-25                Zero      Ba1            5,000         443,050
  Toll Road Rev Cap Apprec 1st Tier Sub Ser C, 08-15-26                Zero      Ba1            5,500         439,560

Washington 0.52%                                                                                            3,201,158
Washington Public Power Supply System,
  Nuclear Proj No 1 Rev Ref Ser 1989B, 07-01-16                       7.125      AA-            1,500       1,862,880
Washington, State of,
  GO Ser A of 1990, 02-01-15                                          6.750      AA+            1,000       1,215,350
Washington, University of,
  Hsg & Dining Rev Unref Bal, 12-01-21                                7.000      AAA              120         122,928

West Virginia 0.53%                                                                                         3,241,260
West Virginia State Hospital Finance Auth,
  Hosp Rev Charleston Area Medical Center
  Ser 2000A, 09-01-22                                                 6.750      A2             3,000       3,241,260

Wisconsin 0.01%                                                                                                88,363
Sturgeon Bay Combined Utilities,
  Door County Combined Util Mtg Rev Ser 1990
  Unref Bal, 01-01-10                                                 7.500      AAA               85          88,363

TOTAL INVESTMENTS 97.62%                                                                                 $600,008,779

OTHER ASSETS AND LIABILITIES, NET 2.38%                                                                   $14,626,683

TOTAL NET ASSETS 100.00%                                                                                 $614,635,462

(r) Direct placement security; is restricted as to resale. This security has been valued in accordance with procedures approved by the Trustees after consideration of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's bylaws and the Investment
    Company Act of 1940, as amended. The Fund has limited rights as to registration under the Securities Act of 1933 with respect to this restricted security. Additional information on this security is as follows:


                                                                                 VALUE AS A          VALUE
                                                                                 PERCENTAGE          AS OF
                                                  ACQUISITION    ACQUISITION      OF FUND'S   FEBRUARY 28,
  ISSUER, DESCRIPTION                                    DATE           COST     NET ASSETS           2002
----------------------------------------------------------------------------------------------------------
Puerto Rico Highway and
  Transportation Auth,
  Highway Rev Ser Y Res Int
  Tax-Exempt Sec Rec'ts Ser PA-114
  10.949%, 07-01-11                                  04-02-96    $14,925,160           2.83%   $17,388,847

(B) Non-income-producing issuer, filed for protection under the Federal
    Bankruptcy Code or is in default on interest payment.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $4,692,140 or 0.76% of net assets as of February 28, 2002.

  * Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investor Service, Fitch, or John Hancock Advisers,
    LLC, where Standard & Poor's ratings are not available.

 ** All or a portion of this security was pledged to cover initial margin requirements for open futures contracts.

  # Represents rate in effect on February 28, 2002.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.




PORTFOLIO
CONCENTRATION

February 28, 2002
(unaudited)

This table shows
the percentages
of the Fund's
investments
aggregated
by various
industries.

                                            LUE AS A PERCENTAGE
INDUSTRY DISTRIBUTION                         OF NET ASSETS
General Obligation                                 6.21%
Bonds -- Airport                                   4.21
Bonds -- Authority                                 2.88
Bonds -- Bridge & Toll Road                        1.61
Bonds -- Building                                  1.00
Bonds -- Combined                                  1.07
Bonds -- Economic Development                      3.80
Bonds -- Education                                 3.36
Bonds -- Electric                                 11.34
Bonds -- Environment                               1.00
Bonds -- Excise Tax                                0.34
Bonds -- Facility                                  0.62
Bonds -- Financial                                 0.21
Bonds -- Health                                   11.56
Bonds -- Highway                                   0.72
Bonds -- Hospital                                  0.53
Bonds -- Housing                                   0.99
Bonds -- Improvement                               0.40
Bonds -- Industrial Development                    3.10
Bonds -- Industrial Revenue                        2.49
Bonds -- Lease                                     0.18
Bonds -- Other                                     3.46
Bonds -- Parking Garage/Authority                  0.24
Bonds -- Pollution Control                        13.54
Bonds -- Recreational Facility                     0.88
Bonds -- Roadway/Street                            0.20
Bonds -- School                                    1.06
Bonds -- Single-Family                             0.34
Bonds -- Solid Waste Disposal                      0.18
Bonds -- Special Assessment                        0.16
Bonds -- Special Tax                               0.73
Bonds -- Student Loan                              0.57
Bonds -- Tax Increment                             0.17
Bonds -- Transportation                           15.48
Bonds -- Water & Sewer                             2.99

Total tax-exempt long-term bonds                  97.62%


See notes to financial statements.



ASSETS AND
LIABILITIES

February 28, 2002
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $560,383,849)                         $600,008,779
Cash                                                                6,250,874
Receivable for shares sold                                            598,536
Interest receivable                                                 8,473,899
Other assets                                                          176,845

Total assets                                                      615,508,933

LIABILITIES
Payable for shares repurchased                                        245,282
Dividends payable                                                     133,701
Payable to affiliates                                                 275,851
Other payables and accrued expenses                                   218,637

Total liabilities                                                     873,471

NET ASSETS
Paid-in capital                                                   591,313,239
Accumulated net realized loss on investments and
  financial futures contracts                                     (18,783,513)
Net unrealized appreciation of investments and
  financial futures contracts                                      39,638,402
Undistributed net investment income                                 2,467,334

Net assets                                                       $614,635,462

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($542,819,267 [DIV] 52,471,696 shares)                         $10.34
Class B ($67,094,585 [DIV] 6,485,800 shares)                           $10.34
Class C ($4,721,610 [DIV] 456,419 shares)                              $10.34

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($10.34 [DIV] 95.5%)                                         $10.83
Class C ($10.34 [DIV] 99%)                                             $10.44

1 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the period ended
February 28, 2002
(unaudited)1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in oper-
ating the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Interest                                                          $19,007,831

Total investment income                                            19,007,831

EXPENSES
Investment management fee                                           1,651,816
Class A distribution and service fee                                  664,209
Class B distribution and service fee                                  380,685
Class C distribution and service fee                                   18,097
Transfer agent fee                                                    378,553
Accounting and legal services fee                                      64,689
Custodian fee                                                          39,977
Registration and filing fee                                            21,464
Auditing fee                                                           17,107
Trustees' fee                                                          13,272
Printing                                                               11,577
Miscellaneous                                                          11,093
Interest expense                                                        9,856
Legal fee                                                               4,574

Total expenses                                                      3,286,969
Less expense reductions                                              (206,639)

Net expenses                                                        3,080,330

Net investment income                                              15,927,501

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on
Investments                                                        (2,401,300)
Financial futures contracts                                            25,936

Change in unrealized appreciation (depreciation) on
Investments                                                       (19,330,354)
Financial futures contracts                                            14,994

Net realized and unrealized loss                                  (21,690,724)

Decrease in net assets from operations                            ($5,763,223)

1 Semiannual period from 9-1-01 through 2-28-02.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses, distri-
butions paid to
shareholders, if
any, and any
increase or
decrease in
money share-
holders invested
in the Fund.

                                                      YEAR           PERIOD
                                                     ENDED            ENDED
                                                   8-31-01          2-28-02 1

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                          $31,537,247      $15,927,501

Net realized gain (loss)                         3,622,739       (2,375,364)
Change in net unrealized
  appreciation (depreciation)                   22,598,153      (19,315,360)

Increase in net assets resulting
  from operations                               57,758,139       (5,763,223)

Distributions to shareholders
From net investment income
Class A                                        (27,412,391)     (13,979,356)
Class B                                         (4,045,250)      (1,715,948)
Class C                                            (79,754)         (80,301)
From net realized gain
Class A                                         (1,163,909)        (588,183)
Class B                                           (204,734)         (84,343)
Class C                                             (3,740)          (4,102)
                                               (32,909,778)     (16,452,233)

From fund share transactions                    (8,808,497)         905,929

NET ASSETS
Beginning of period                            619,905,125      635,944,989

End of period 2                               $635,944,989     $614,635,462

1 Semiannual period from 9-1-01 through 2-28-02. Unaudited.

2 Includes undistributed net investment income of $1,128,724 and $2,467,334, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                           8-31-97     8-31-98     8-31-99     8-31-00     8-31-01     2-28-02 1,2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.27      $10.63      $11.01      $10.36      $10.30      $10.72
Net investment income                                     0.59        0.56 3      0.56 3      0.56 3      0.54 3      0.28 3
Net realized and unrealized
  gain (loss) on investments                              0.36        0.38       (0.65)      (0.06)       0.44       (0.38)
Total from
  investment operations                                   0.95        0.94       (0.09)       0.50        0.98       (0.10)
Less distributions
From net investment income                               (0.59)      (0.56)      (0.56)      (0.56)      (0.54)      (0.27)
From net realized gain                                      --          --          --          -- 4     (0.02)      (0.01)
                                                         (0.59)      (0.56)      (0.56)      (0.56)      (0.56)      (0.28)
Net asset value,
  end of period                                         $10.63      $11.01      $10.36      $10.30      $10.72      $10.34
Total return 5,6 (%)                                      9.44        9.08       (0.93)       5.09        9.89       (0.88)7

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $590        $601        $565        $522        $548        $543
Ratio of expenses
  to average net assets (%)                               0.85        0.85        0.85        0.85        0.86        0.91 8
Ratio of adjusted expenses
  to average net assets 9 (%)                             0.91        0.87        0.96        1.00        0.98        0.98 8
Ratio of net investment income
  to average net assets (%)                               5.61        5.16        5.14        5.53        5.22        5.31 8
Portfolio turnover (%)                                      46 10       24          13          12          24           8

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                           8-31-97     8-31-98     8-31-99     8-31-00     8-31-01     2-28-02 1,2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.27      $10.63      $11.01      $10.36      $10.30      $10.72
Net investment income                                     0.51        0.48 3      0.48 3      0.48 3      0.47 3      0.24 3
Net realized and unrealized
  gain (loss) on investments                              0.36        0.38       (0.65)      (0.06)       0.44       (0.38)
Total from
  investment operations                                   0.87        0.86       (0.17)       0.42        0.91       (0.14)
Less distributions
From net investment income                               (0.51)      (0.48)      (0.48)      (0.48)      (0.47)      (0.23)
From net realized gain                                      --          --          --          -- 4     (0.02)      (0.01)
                                                         (0.51)      (0.48)      (0.48)      (0.48)      (0.49)      (0.24)
Net asset value,
  end of period                                         $10.63      $11.01      $10.36      $10.30      $10.72      $10.34
Total return 5,6 (%)                                      8.63        8.27       (1.67)       4.31        9.07       (1.25) 7

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $205        $184        $144         $97         $85         $67
Ratio of expenses
  to average net assets (%)                               1.60        1.60        1.60        1.60        1.61        1.66 8
Ratio of adjusted expenses
  to average net assets 9 (%)                             1.66        1.62        1.71        1.75        1.73        1.73 8
Ratio of net investment
  income to average net assets (%)                        4.85        4.41        4.39        4.78        4.47        4.56 8
Portfolio turnover (%)                                      46 10       24          13          12          24           8

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                           8-31-99 11  8-31-00     8-31-01     2-28-02 1,2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.86      $10.36      $10.30      $10.72
Net investment income 3                                   0.19        0.47        0.45        0.24
Net realized and unrealized
  gain (loss) on investments                             (0.50)      (0.06)       0.44       (0.38)
Total from
  investment operations                                  (0.31)       0.41        0.88       (0.14)
Less distributions
From net investment income                               (0.19)      (0.47)      (0.45)      (0.23)
From net realized gain                                      --          -- 4     (0.02)      (0.01)
                                                         (0.19)      (0.47)      (0.46)      (0.24)
Net asset value,
  end of period                                         $10.36      $10.30      $10.72      $10.34
Total return 5,6 (%)                                     (2.86)7      4.19        8.96       (1.28) 7

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             -- 12       $1          $3          $5
Ratio of expenses
  to average net assets (%)                               1.70 8      1.70        1.71        1.73 8
Ratio of adjusted expenses
  to average net assets 9 (%)                             1.71 8      1.75        1.73        1.80 8
Ratio of net investment income
  to average net assets (%)                               4.29 8      4.60        4.37        4.49 8
Portfolio turnover (%)                                      13          12          24           8

 1 Semiannual period from 9-1-01 through 2-28-02. Unaudited.

 2 As required, effective 9-1-01 the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and discounts on debt securities. The effect of this change on per share amounts for the period ended 2-28-02 was to increase net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and, had the Fund not made these changes to amortization, the annualized ratio of net investment income to average net assets would have been 5.26%, 4.51% and 4.44% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to 9-1-01 have not been restated to reflect this change in presentation.

 3 Based on the average of the shares outstanding at the end of each month.

 4 Less than $0.01 per share.

 5 Assumes dividend reinvestment and does not reflect the effect of sales charges.

 6 Total returns would have been lower had certain expenses not been reduced during the periods shown.

 7 Not annualized.

 8 Annualized.

 9 Does not take into consideration expense reductions during the periods shown.

10 Portfolio turnover excludes merger activity.

11 Class C shares began operations on 4-1-99.

12 Less than $500,000.

See notes to
financial statements.




NOTES TO
STATEMENTS

Unaudited

NOTE A
Accounting policies

John Hancock Tax-Free Bond Fund (the "Fund") is a diversified series of John Hancock Tax-Free Bond Trust, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide as high a level of interest income exempt from federal income taxes as is consistent with preservation of capital, by investing primarily in municipal bonds, notes and commercial paper, the interest of which is exempt from federal income taxes.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities purchased from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings of up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The average daily loan balance during the period for which loans were outstanding amounted to $1,855,154, and the weighted average interest rate was 2.83%. Interest expense includes $1,867 paid under the line of credit. There was no outstanding borrowing under the line of credit on February 28, 2002.

Financial futures contracts

The Fund may buy and sell financial futures contracts. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund's instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments to and from the broker, known as "variation margin," are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

Open financial futures contracts at February 28, 2002:

EXPIRATION        OPEN CONTRACTS           POSITION        APPRECIATION
-----------------------------------------------------------------------
June 02           40 U.S. Treasury Bonds   Long              $13,472

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $12,768,595 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The carryforward expires as follows: August 31, 2002 -- $7,612,962 and August 31, 2003 -- $5,155,633. Availability of a certain amount of loss carryforward, that was acquired on December 6, 1996 in the merger with John Hancock Managed Tax-Exempt Fund, may be limited in a given year.

Interest and distributions

Interest income on investment securities is recorded on the accrual basis. The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of interest has become doubtful.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.55% of the first $500,000,000 of the Fund's average daily net asset value, (b) 0.50% of the next $500,000,000 and (c) 0.45% of the Fund's average daily net asset in excess of $1,000,000,000.

The Fund has an agreement with its custodian bank under which custodian fees are reduced by balance credits applied during the period. Accordingly, the custody expense reduction amounted to $374, or less than 0.01% of the Fund's average net assets, for the period ended February 28, 2002. If the Fund had not entered into this agreement, the assets not invested, on which these balance credits were earned, could have produced taxable income.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. JH Funds had agreed to limit the distribution and service ("12b-1") fee pursuant to Class A and Class B Plans to 0.15% and 0.90%, respectively, of the Fund's average daily net assets. Accordingly, the reduction in the 12b-1 fee amounted to $179,522 and $26,743 for Class A and Class B, respectively, for the period ended February 28, 2001. JH Funds terminated this limitation December 31, 2001. A maximum of 0.25% of such 12b-1 fee payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended February 28, 2002, JH Funds received net up-front sales charges of $248,040 with regard to sales of Class A shares. Of this amount, $26,941 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $112,051 was paid as sales commissions to unrelated broker-dealers and $109,048 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the period ended February 28, 2002, JH Funds received net up-front sales charges of $24,719 with regard to sales of Class C shares. Of this amount, $11,668 was paid as sales commissions to unrelated broker-dealers and $13,051 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. For the period ended February 28, 2002, CDSCs received by JH Funds amounted to $69,836 for Class B shares and $1,287 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.


                                     YEAR ENDED 8-31-01          PERIOD ENDED 2-28-02 1
                                SHARES           AMOUNT        SHARES          AMOUNT
CLASS A SHARES
Sold                        5,352,947       $55,691,613     4,785,550     $49,663,780
Distributions reinvested    1,918,771        19,957,079       980,715      10,125,543
Repurchased                (6,798,763)      (70,580,686)   (4,430,606)    (46,054,832)
Net increase                  472,955        $5,068,006     1,335,659     $13,734,491

CLASS B SHARES
Sold                        1,381,692       $14,396,012       659,729      $6,859,500
Distributions reinvested      219,907         2,286,497        94,756         978,357
Repurchased                (3,115,447)      (32,394,466)   (2,160,072)    (22,357,053)
Net decrease               (1,513,848)     ($15,711,957)   (1,405,587)   ($14,519,196)

CLASS C SHARES
Sold                          390,841        $4,045,166       184,013      $1,903,699
Distributions reinvested        6,077            63,367         4,868          50,176
Repurchased                  (220,359)       (2,273,079)      (25,492)       (263,241)
Net increase                  176,559        $1,835,454       163,389      $1,690,634

NET INCREASE (DECREASE)      (864,334)      ($8,808,497)       93,461        $905,929

1 Semiannual period from 9-1-01 through 2-28-02. Unaudited.


NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended February 28, 2002, aggregated $50,433,530 and $64,723,868, respectively.

The cost of investments owned at February 28, 2002, including short-term investments, for federal income tax purposes was $559,067,190. Gross unrealized appreciation and depreciation of investments aggregated $57,895,217 and $16,953,628, respectively, resulting in net unrealized appreciation of $40,941,589. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

NOTE E
Change in accounting principle

Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $1,186,714 increase in the cost of investments and a corresponding decrease in net unrealized appreciation of investments, based on securities held as of August 31, 2001.

The effect of this change for the period ended February 28, 2002 was to increase net investment income by $151,050, decrease unrealized appreciation on investments by $129,945 and increase net realized loss on investments by $21,105. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in presentation.

 OUR FAMILY
 OF FUNDS
---------------------------------------------------------
Equity              Balanced Fund
                    Core Equity Fund
                    Core Growth Fund
                    Core Value Fund
                    Focused Equity Fund
                    Growth Trends Fund
                    Large Cap Equity Fund
                    Large Cap Growth Fund
                    Large Cap Spectrum Fund
                    Mid Cap Growth Fund
                    Multi Cap Growth Fund
                    Small Cap Equity Fund
                    Small Cap Growth Fund
                    Sovereign Investors Fund
---------------------------------------------------------
Sector              Biotechnology Fund
                    Financial Industries Fund
                    Health Sciences Fund
                    Real Estate Fund
                    Regional Bank Fund
                    Technology Fund
---------------------------------------------------------
Income              Bond Fund
                    Government Income Fund
                    High Income Fund
                    High Yield Bond Fund
                    Investment Grade Bond Fund
                    Strategic Income Fund
---------------------------------------------------------
International       European Equity Fund
                    Global Fund
                    International Fund
                    Pacific Basin Equities Fund
---------------------------------------------------------
Tax-Free Income     California Tax-Free Income Fund
                    High Yield Municipal Bond Fund
                    Massachusetts Tax-Free Income Fund
                    New York Tax-Free Income Fund
                    Tax-Free Bond Fund
---------------------------------------------------------
Money Market        Money Market Fund
                    U.S. Government Cash Reserve



FOR YOUR
INFORMATION

TRUSTEES
James F. Carlin*
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner*
Steven R. Pruchansky
Lt. Gen. Norman H. Smith,  USMC (Ret.)
John P. Toolan*

*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President
and Treasurer

Thomas H. Connors
Vice President
and Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

HOW TO
CONTACT US

On the Internet                   www.jhfunds.com

By regular mail                   John Hancock Signature Services, Inc.
                                  1 John Hancock Way, Suite 1000
                                  Boston, MA 02217-1000

By express mail                   John Hancock Signature Services, Inc.
                                  Attn: Mutual Fund Image Operations
                                  529 Main Street
                                  Charlestown, MA 02129

Customer service representatives  1-800-225-5291

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[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner.
A tag line below reads "JOHN HANCOCK FUNDS."]

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www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Tax-Free Bond Fund.

520SA   2/02
        4/02






John Hancock
High Yield
Municipal
Bond Fund

formerly High-Yield Tax-Free Fund

SEMI
ANNUAL
REPORT

2.28.02

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 15

For your information
page 29

Dear Fellow Shareholders,

The uncertainty and volatility that marked the year 2001 carried over into the first two months of 2002. Questions about the economy, combined with the taint of Enron and concerns about corporate accounting, caused growing investor uncertainty that kept the stock market volatile. February ended with two of the major indexes losing a bit of ground year to date, with the Standard & Poor's 500 Index returning --3.36% and the Nasdaq Composite Index off by --11.22%, while the Dow Jones Industrial Average returned 1.17%. Bond results were more muted than last year, but for the most part were positive in the first two months of 2002.

Essentially the same scenario occurred last year, when bonds beat stocks for the second straight year and bond investors realized positive results, while 83% of U.S. stock funds posted negative returns, according to Lipper, Inc.

These last two years couldn't have provided a more vivid example of the importance of being well diversified, not only among different asset classes, such as stocks, bonds and cash, but also among various types of each, such as growth or value stocks of different capitalizations.

Two disappointing years of stock performance could also be a reason to re-evaluate with your investment professional whether you are still on track to meet your long-term financial goals. It's possible that downsized results, and modified expectations, could foster some changes in your investing strategies. And now is certainly a good time to perform this review, given the increased opportunities for retirement and college savings offered in President Bush's major tax-cut legislation enacted in June 2001.

While the stock market remains choppy, it is becoming increasingly clear that the economic and corporate profit cycles have begun to turn. So we remain encouraged, and confident in the resilience of the economy, the financial markets and the nation.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks a
high level of
current income
that is largely
exempt from
federal income
tax, consistent
with preservation
of capital.

Over the past six months

* High-yield municipal bonds struggled amid a weak economy.

* The Fund's airline- and airport-backed bonds detracted from performance.

* The Fund's reduced interest-rate sensitivity helped offset rising bond yields and falling prices.

[Bar chart with heading "John Hancock High Yield Municipal Bond Fund." Under the heading is a note that reads "Fund performance for the six months ended February 28, 2002." The chart is scaled in increments of 1% with -2% at the bottom and 0% at the top. The first bar represents the -1.01% total return for Class A. The second bar represents the -1.38% total return for Class B. The third bar represents the -1.38% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 6.8%   South Orange Cty. Public Financing Auth., 8-15-17, 10.520%
 2.9%   Foothill/Eastern Transp. Corridor Agency, 1-1-18, 0.000%
 2.8%   Homestead, City of, 11-1-18, 7.950%
 2.5%   Waterford, Township of, 1-1-39, 6.000%
 2.4%   Western Generation Agency, 1-1-21, 7.125%
 2.1%   San Bernardino, County of, 8-1-17, 5.500%
 2.0%   Illinois Health Facilities Auth., 10-1-22, 9.500%
 2.0%   Mass. Health and Edu. Fac. Auth., 12-15-31, 9.200%
 2.0%   Hopewell Industrial Development Auth., 6-1-16, 8.250%
 2.0%   Tulsa Municipal Airport Trust, 6-1-20, 6.250%

As a percentage of net assets on February 28, 2002.



MANAGERS'
REPORT

BY CYNTHIA M. BROWN, PORTFOLIO MANAGEMENT TEAM LEADER, AND
BARRY H. EVANS, CFA, AND DIANNE SALES, CFA, PORTFOLIO MANAGERS

John Hancock
High Yield Municipal Bond Fund

Effective January 1, 2002, John Hancock High Yield Tax-Free Fund was renamed John Hancock High Yield Municipal Bond Fund to better reflect the Fund's investment strategy.

Recently, Cynthia Brown assumed the role of portfolio management team leader. Ms. Brown has been a member of the team since joining John Hancock Funds in 2000. Previously, she served as chief investment officer of Riccardi Group and was a senior vice president and portfolio manager at MFS Investment Management.

High-yield municipal bonds had to contend with a number of headwinds during the past six months. From a macroeconomic standpoint, the relative softness of the U.S. economy was already apparent prior to the terrorist attacks of September 11. Economic indicators released later that month confirmed that the attacks pushed the economy into a deeper recession. In the final calendar quarter of last year, consumer spending, which had been propping up the economy, declined and unemployment soared. As economic conditions continued to weaken, the Federal Reserve Board slashed interest rates.

"Although economic
 weakness helped foster
 lower interest rates, it
 also put pressure on
 some municipal bond
 issuers..."

Although economic weakness helped foster lower interest rates, it also put pressure on some municipal bond issuers, especially issuers of lower-quality, higher-yielding bonds. Investors worried that financially weak municipal issuers would have difficulty meeting their debt obligations during the economic downturn, and those fears curtailed demand for high-yield municipal bonds. Furthermore, some of the economically sensitive sectors that make up the high-yield market -- such as airline-, airport- and hotel-backed bonds -- came under pressure after the events of September 11 and the falloff in travel. Many corporate-backed bonds -- which are issued by municipalities but depend on corporations for their stream of payments to holders -- also faltered due to increased scrutiny of corporations' accounting practices and some high-profile corporate bankruptcies. As a result of these challenges, the spread, or difference in yield, between lower- and higher-quality bonds widened, causing high-yield bonds to lag.

[A photo of Team leader Cynthia Brown flush right next to first paragraph.]

FUND PERFORMANCE REVIEW

For the six months ended February 28, 2002, John Hancock High Yield Municipal Bond Fund's Class A, Class B and Class C shares posted total returns of -1.01%, -1.38% and -1.38%, respectively, at net asset value. By comparison, the average high-yield municipal bond fund returned -0.34%, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund during the entire period and did not reinvest all distributions. Please see pages six and seven for longer-term performance information.

"The Fund's relative
 underperformance was
 due in large part to our
 airline- and airport-
 backed holdings."

The Fund's relative underperformance was due in large part to our airline- and airport-backed holdings. Bonds to finance construction of airline projects -- such as hangars or baggage facilities -- weakened as the economy softened. Prior to the beginning of the period, we had built up our stake in airline and airport bonds based on our view that the economy would eventually take a turn for the better. Then in an obviously unforeseen development, the September 11 attacks led to a sharp reduction in air travel, sending prices of such bonds significantly lower. We chose to hang on to our airline and airport positions in anticipation that the economy will strengthen in 2002. But to counter some of the negative developments in the sector, we sold some of the weaker names and concentrated on those with relatively higher credit quality, such as American Airlines and Delta Airlines. In many cases, we also traded in unsecured bonds for those that were backed by property or tangible assets.

[Table at top left-hand side of page entitled "Top five sectors." The first listing is Health 21%, the second is Pollution control 15%, the third Special tax 7%, the fourth Airport 6% and the fifth Authority 5%.]

HEALTH CARE MIXED

Our holdings in health-care bonds -- a major sector focus of the Fund at 21% of net assets as of February 28, 2002 -- produced a mixed performance. On the one hand, many organizations such as St. Peter's University Hospital enjoyed improved operating conditions, thanks primarily to their ability to pass on price increases to various payers, including insurers, HMOs and Medicare. On the other hand, a few of our holdings -- namely Miami Mt. Sinai -- had a tougher go of it as they struggled amid intense competitive pressures.

[Bar chart at middle of page with heading "Top five states as a percentage of net assets on 2-28-02." (From top to bottom): California 20%, Florida 11%, New Jersey 7%, Illinois 5% and Pennsylvania 4%.]

DURATION MANAGEMENT HELPS

Our timely management of the Fund's duration, or interest-rate sensitivity, generally was a plus for performance during the period. Throughout much of the past six months, the Fund's duration was a bit short relative to the market overall, meaning it had less interest-rate sensitivity. By maintaining this stance, the Fund's share price was more stable as bond yields drifted higher, and prices fell, in the final calendar quarter of 2001.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Airline/airport bonds followed by a down arrow with the phrase "Dramatic decline in air travel post 9/11." The second listing is Mt. Sinai Hospital followed by a down arrow with the phrase "Intense competition curtails profits." The third listing is St. Peter's University Hospital followed by an up arrow with the phrase "Improving financial results."]

"Improvement in the
 high-yield sector of the
 municipal bond market
 should follow improvement
 in the U.S. economy."

OUTLOOK

In our view, it's unlikely that municipal bond yields will continue to decline as much as they did during 2001, if at all. Each passing day brings more evidence that the economy is on the mend. The dramatic and unprecedented series of interest-rate cuts that characterized 2001 are likely to further stimulate economic growth in 2002. Given that viewpoint, we've positioned the Fund to benefit from a potential revival of the economy, emphasizing sectors that have the most to gain if the economy turns.

Improvement in the high-yield sector of the municipal bond market should follow improvement in the U.S. economy. One of the primary factors holding back the high-yield muni market in 2001 was slack demand. To the extent that investors seek investments that offer a high level of tax-free income and the potential to appreciate as the economy strengthens, demand for high-yield munis should firm up.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

See the prospectus for the risks of investing in high-yield bonds.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
February 28, 2002

The index used for
comparison is the
Lehman Brothers
Municipal Bond
Index, an unmanaged
index that includes
approximately 8,000
bonds and is commonly
used as a measure of
bond performance.

It is not possible to
invest directly in
an index.

                              Class A      Class B      Class C        Index
Inception date               12-31-93      8-25-86       4-1-99           --

Average annual returns with maximum sales charge (POP)
One year                        -0.59%       -1.56%        1.31%        6.84%
Five years                       3.20%        3.09%          --         6.37%
Ten years                          --         4.92%          --         6.91%
Since inception                  3.86%          --         1.06%          --

Cumulative total returns with maximum sales charge (POP)
Six months                      -5.51%       -6.18%       -3.33%        1.99%
One year                        -0.59%       -1.56%        1.31%        6.84%
Five years                      17.08%       16.43%          --        36.15%
Ten years                          --        61.69%          --        95.13%
Since inception                 36.19%          --         3.11%          --

SEC 30-day yield as of February 28, 2002
                                 6.00%        5.53%        5.47%          --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 4.50% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please note that a portion of the Fund's income may be subject to taxes, and some investors may be subject to the Alternative Minimum Tax (AMT). Also note that capital gains are taxable.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class B1 shares for the period indicated. For comparison, we've shown the same investment in the Lehman Brothers Municipal Bond Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are two lines. The first line represents the Index and is equal to $19,513 as of February 28, 2002. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock High Yield Municipal Bond Fund, before sales charge, and is equal to $16,170 as of February 28, 2002.

                                    Class A      Class C 1
Period beginning                   12-31-93       4-1-99
Without sales charge                $14,260      $10,423
With maximum sales charge           $13,624      $10,319
Index                               $16,012      $11,736

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class A and Class C shares, respectively, as of February 28, 2002. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
February 28, 2002
(unaudited)

This schedule has one main category: tax-exempt long-term bonds. The tax-exempt long-term bonds are broken down by state or territory. Under each state or territory is a list of securities owned by the Fund.

STATE, ISSUER, DESCRIPTION,                                        INTEREST    CREDIT       PAR VALUE
MATURITY DATE                                                          RATE   RATING*  (000s OMITTED)           VALUE
TAX-EXEMPT LONG-TERM BONDS 97.27%                                                                        $122,286,867
(Cost $123,679,929)

Alaska 0.92%                                                                                                1,160,820
Anchorage, City of,
  Ice Rink Rev, 01-01-20                                              6.375%     BB+           $1,000       1,160,820

Arizona 2.08%                                                                                               2,617,068
Apache County Industrial Development Auth,
  Poll Control Rev Ref Ser 1998B Tucson Electric
  Power Co Proj, 03-01-33                                             5.875      B+               750         704,858
Peoria Industrial Development Auth,
  Ind'l Dev Rev Ref Ser 1999A Sierra Winds Life,
  08-15-20                                                            6.250      BB+            1,000         953,710
Pima County Industrial Development Auth,
  Ind'l Rev Ser 1997B Tucson Elec Pwr Co Proj,
  09-01-29                                                            6.000      B+             1,000         958,500

California 19.66%                                                                                          24,714,210
ABAG Finance Authority for Nonprofit Corps,
  Cert of Part Nat'l Center for Int'l Schools Proj,
  05-01-18                                                            7.375      BB+            1,000       1,072,840
Foothill/Eastern Transportation Corridor Agency,
  Toll Rd Rev Sr Lien Cap Apprec Ser A, 01-01-18                       Zero      AAA            7,950       3,624,564
  Toll Rd Rev Ref Conv Cap Apprec, 01-15-23                            Zero      AAA            3,000       2,073,930
  Toll Rd Rev Ref Cap Apprec, 01-15-26                                 Zero      BBB-           4,000         477,160
Los Angeles Regional Airports Improvement Corp.,
  Lease Rev Ref Facil Sublease Int'l Airport, 11-01-25                6.350      BB             1,665       1,477,571
Millbrae, City of,
  Residential Facil Rev Ser 1997A Magnolia of
  Millbrae Proj, 09-01-27                                             7.375      BB             1,000       1,036,030
San Bernardino, County of,
  Cert of Part Ref Medical Ctr Fin Proj, 08-01-17                     5.500      A-             2,500       2,649,800
San Diego County Water Auth,
  Water Rev Cert of Part Reg RITES, 04-23-08                          9.867#     AAA            1,000       1,207,500
San Francisco, City of,
  Resid Facil Ser A Coventry Park Proj, 12-01-26                      8.500      BB-            2,000       1,672,440
San Joaquin Hills Transportation Corridor Agency,
  Toll Rd Rev Sr Lien, 01-01-33                                       5.000      Baa3           1,000         881,750
South Orange County Public Financing Auth,
  Spec Tax Rev LEVRRS, 08-15-17                                      10.520#     AAA            7,500       8,540,625

Colorado 1.22%                                                                                              1,535,415
Northwest Parkway Public Highway Auth,
  Rev 1st Tier Sub Ser 2001D, 06-15-41                                7.125      BB+            1,500       1,535,415

Connecticut 1.62%                                                                                           2,039,420
Connecticut State Development Auth,
  Poll Control Rev Ref Ser 1993A Connecticut
  Light & Pwr, 09-01-28                                               5.850      BBB            2,000       2,039,420

District Of Columbia 0.83%                                                                                  1,039,250
District of Columbia,
  Cert of Part, 01-01-13                                              7.300      BBB            1,000       1,039,250

Florida 11.07%                                                                                             13,920,997
Capital Projects Finance Auth,
  Students Hsg Rev Cap Projs Ln Prog Florida Univ
  Ser 2000A, 08-15-31                                                 7.850      BBB-           2,000       2,001,400
  Students Hsg Rev Cap Projs Ln Prog Ser 2001G,
  10-01-11                                                            9.125      BBB            2,000       1,972,820
Crossings at Fleming Island Community
  Development District,
  Spec Assessment Rev Ref Ser 2000C, 05-01-30                         7.100      BBB-           1,000       1,053,560
Grand Haven Community Development District,
  Spec Assessment Ser B, 05-01-19                                     6.900      BB+            1,015       1,033,585
Homestead, City of,
  Ind'l Dev Rev Ser A Community Rehab Proj, 11-01-18                  7.950      BB             3,470       3,548,838
Miami Beach Health Facilities Auth,
  Hosp Rev Ref Mt Sinai Med Ctr Ser 2001A, 11-15-31                   6.800      BB             1,000         909,310
Poinciana Community Development District,
  Spec Assessment Ser 2000A, 05-01-31                                 7.125      BB+              595         618,984
South Indian River Water Control District,
  Rev Egret Landing Proj Section 15 Phase 1, 11-01-18                 7.500      AA             1,855       2,030,947
Waterchase Community Development District,
  Cap Imp Rev Ser 2001A, 05-01-32                                     6.700      BB               750         751,553

Illinois 4.81%                                                                                              6,049,733
Bedford Park, City of,
  Tax Increment Rev Ref 71st & Cicero Proj, 01-01-12                  7.375      BBB-           1,000       1,045,790
  Tax Increment Rev Ref 71st & Cicero Proj, 01-01-06                  7.000      BBB-             455         469,100
  Tax Increment Rev Sr Lien Mark IV Proj, 03-01-12                    9.750      AAA              910         928,819
Illinois Health Facilities Auth,
  Rev Ser A Fairview Obligated Group Proj, 10-01-22                   9.500      AA             2,440       2,566,514
Round Lake Beach, City of,
  Tax Increment Rev Ref, 12-01-13                                     7.500      BBB-           1,000       1,039,510

Indiana 1.61%                                                                                               2,027,935
Indianapolis Airport Auth,
  Spec Facil Rev United Airlines, Inc. Proj Ser 1995A,
  11-15-31                                                            6.500      B+             1,000         580,000
Petersburg, City of,
  Poll Control Rev Indiana Power & Light Co,
  11-01-29                                                            6.375      BBB            1,500       1,447,935

Iowa 2.54%                                                                                                  3,191,691
Iowa Finance Auth,
  Hlth Care Facil Rev Ref Care Initiatives Proj
  Ser B, 07-01-18                                                     5.750      BB               715         627,463
  Hlth Care Facil Rev Ref Care Initiatives Proj, 07-01-25             9.250      BB               200         238,278
Tobacco Settlement Auth,
  Iowa Tobacco Settlement Rev Asset Backed Bond
  Ser 2001B, 06-01-35                                                 5.600      A              2,500       2,325,950

Kansas 2.38%                                                                                                2,986,120
Kansas Development Finance Auth,
  Multifamily Hsg Rev Ref Ser Y, 12-01-28                             6.125      BBB-           1,000         906,960
Prairie Village, City of,
  Rev Ser A Claridge Court Proj, 08-15-23                             8.750      BBB-           2,000       2,079,160

Kentucky 0.77%                                                                                                969,920
Newport Public Properties,
  Corp Rev 1st Mtg Pub Prkg & Plaza Ser 2000A-1,
  01-01-27                                                            8.500      BB             1,000         969,920

Louisiana 2.59%                                                                                             3,254,000
Louisiana Public Facilities Auth,
  Progressive Hlthcare Rev, 10-01-20                                  6.375      BB-            1,000         807,850
Tobacco Settlement Financing Corp,
  Louisiana Tobacco Settlement Rev Asset Backed
  Bond Ser 2001B, 05-15-39                                            5.875      A              2,500       2,446,150

Massachusetts 2.69%                                                                                         3,385,755
Massachusetts Development Finance Agency,
  Rev Lasell Village Proj Ser 1998A, 12-01-25                         6.375      BBB-           1,000         878,930
Massachusetts Health and Educational Facilities Auth,
  Rev Civic Investments Ser 2002B, 12-15-31                           9.200      BB             2,500       2,506,825

Michigan 3.69%                                                                                              4,632,155
Midland County Economic Development Corp,
  Poll Control Ltd Oblig Rev Ref Ser 2000A, 07-23-09                  6.875      BB+            1,500       1,555,155
Waterford, Township of,
  Economic Dev Corp Rev Ref Canterbury Hlth, 01-01-39                 6.000      BB-            3,620       3,077,000

Minnesota 1.28%                                                                                             1,610,280
Minneapolis-St. Paul Metropolitan Airports Commission,
  Spec Facil Rev Ser 2001A Northwest Airlines, Inc.
  Proj, 04-01-25                                                      7.000      BB+            2,000       1,610,280

Mississippi 1.93%                                                                                           2,429,550
Mississippi Business Finance Corp.,
  Mississippi Poll Control Rev Ref Sys Energy
  Resources, Inc. Proj, 04-01-22                                      5.875      BBB-           2,500       2,429,550

Missouri 1.58%                                                                                              1,978,991
Fenton, City of,
  Tax Incr Rev Ref & Imp Gravois Bluffs, 10-01-21                     7.000      BB+            1,000       1,049,490
Lees Summit Industrial Development Auth,
  Hlth Facil Rev Ref & Imp John Knox Vlg Proj, 08-15-12               7.125      A-               910         929,501

Nevada 1.54%                                                                                                1,940,680
Nevada Department of Business & Industry,
  Las Vegas Monorail Proj Rev 2nd Tier, 01-01-40                      7.375      BB             1,000         969,120
  Las Vegas Monorail Proj Rev 2nd Tier, 01-01-23                      7.250      BB             1,000         971,560

New Hampshire 0.98%                                                                                         1,233,240
New Hampshire Higher Educational & Health
  Facilities Auth,
  Rev Littleton Hosp Assn-Ser A, 05-01-18                             5.900      BB-            1,500       1,233,240

New Jersey 7.03%                                                                                            8,833,232
Camden County Improvement Auth,
  Lease Rev Ser A Holt Hauling & Warehousing Proj,
  01-01-21                                                            9.875      CCC-           1,500       1,380,000
New Jersey Economic Development Auth,
  Economic Dev Rev Ref Ser 1995J Holt Hauling Proj,
  11-01-23                                                            8.500      CC             2,500       2,290,625
  Ind'l Dev Rev Ref Newark Airport Marriott Hotel Proj,
  10-01-14                                                            7.000      BBB-           1,000         999,250
  Spec Facil Rev Continental Airlines, Inc. Proj, 09-15-29            6.250      BB-              500         403,200
New Jersey Health Care Facilities Financing Auth,
  Rev Care Institute Inc Cherry Hill Proj, 07-01-27                   8.000      BB-            2,000       1,689,840
  St Peters Univ Hosp Rev Ref Ser 2000A, 07-01-20                     6.875      BBB              975       1,026,977
  St Peters Univ Hosp Rev Ser 2000A, 07-01-30                         6.875      BBB            1,000       1,043,340

New York 2.24%                                                                                              2,816,190
Glen Cove Housing Auth,
  Rev Sr Living Facil The Mayfair Proj, 10-01-26                      8.250      BB+            1,425       1,532,530
New York City Industrial Development Agency,
  Ind'l Dev Rev Ref LaGuardia Assoc LP Proj, 11-01-28                 6.000      BB+            1,000         780,710
Suffolk County Industrial Development Agency,
  Continuing Care Retire Cmty Rev Peconic Landing
  Ser 2000A, 10-01-30                                                 8.000      BB+              500         502,950

Ohio 0.55%                                                                                                    691,680
Cleveland, City of,
  Airport Spec Rev Continental Airlines, Inc. Proj,
  09-15-27                                                            5.375      BB-            1,000         691,680

Oklahoma 1.95%                                                                                              2,454,716
Tulsa Municipal Airport Trust
  Rev Ref American Airlines, Inc. Proj, 06-01-20                      6.250      BB             3,020       2,454,716

Oregon 2.40%                                                                                                3,018,450
Western Generation Agency,
  Rev 1994 Ser A Wauna Cogeneration Proj, 01-01-21                    7.125      BBB-           3,000       3,018,450

Pennsylvania 3.83%                                                                                          4,810,348
Allegheny County Hospital Development Auth,
  Rev Ref Ser 2000B West Penn Allegheny Hlth Sys,
  11-15-30                                                            9.250      B+             1,000       1,059,990
Beaver County Industrial Development Auth,
  Coll Poll Control Rev Ref Ser 1995A Toledo Edison Co
  Beaver Valley Proj, 05-01-20                                        7.750      BBB            1,700       1,868,283
  Poll Control Rev Ref Cleveland Elec Proj, 05-01-25                  7.625      BBB            1,000       1,085,490
Chester County Industrial Development Auth,
  Rev 1st Mtg Rha/Pa Nursing Home (B), 05-01-19                      10.125      B-               193          96,585
Pennsylvania Economic Development Finance Auth,
  Ser B Qualified Residential RSI Properties/
  Greensburg LLC Proj (B), 09-01-27                                   8.000      BB-            1,000         700,000

Puerto Rico 0.83%                                                                                           1,039,970
Puerto Rico Ind'l, Tourist, Ed'l, Medical & Environmental,
  Control Facilities Financing Auth Cogen Fac Rev
  Ser 2000A AES Proj, 06-01-26                                        6.625      Baa2           1,000       1,039,970

Rhode Island 1.62%                                                                                          2,035,896
Providence Redevelopment Agency,
  Cert of Part Ser 1994A, 09-01-24                                    8.000      BBB-           2,015       2,035,896

South Carolina 0.60%                                                                                          750,547
South Carolina Jobs-Economic Development Authority,
  Rev Myrtle Beach Convention Ctr Ser 2001A,
  04-01-36                                                            6.625      BBB-             750         750,547

Tennessee 2.28%                                                                                             2,869,139
Chattanooga Industrial Development Board,
  Ind'l Dev Rev Ref Warehouse Row Ltd Proj, 12-15-12                  7.000      BBB            1,900       1,802,169
Johnson City Health & Educational Facilities Board,
  Hosp Rev Ref 1st Mtg Mtn States Hlth Ser 2000A,
  07-01-33                                                            7.500      Baa2           1,000       1,066,970

Texas 2.43%                                                                                                 3,048,940
Metro Health Facilities Development Corp,
  Hosp Rev Wilson N Jones Mem Hosp Proj, 01-01-31                     7.250      Baa3           1,000       1,040,180
Sabine River Auth,
  Poll Control Rev Adj Ref TXU Elec Co Proj Ser 2001A,
  05-01-22                                                            5.500      BBB+           2,000       2,008,760

Utah 2.34%                                                                                                  2,942,679
Carbon, County of,
  Solid Waste Disp Rev Ref Ser A East Carbon
  Development Corp, 07-01-12                                          9.000      BBB-           1,930       1,940,268
  Solid Waste Disp Rev Ref Sunnyside Cogeneration
  Ser 1999A, 08-15-23                                                 7.100      BB               900         925,074
  Solid Waste Disp Rev Ref Sunnyside Cogeneration
  Ser 1999B, 08-15-24                                                  Zero      BB               290          74,637
Tooele, County of,
  Poll Control Rev Ref Ser A Laidlaw Environmental
  Proj (B), 07-01-27                                                  7.550      D              1,500           2,700

Virginia 2.86%                                                                                              3,600,386
Hopewell Industrial Development Auth,
  Resource Recovery Rev Ref Stone Container
  Corp Proj, 06-01-16                                                 8.250      BB             2,400       2,457,192
Pocahontas Parkway Association,
  Toll Road Rev Cap Apprec 1st Tier Sub Ser 1998C,
  08-15-21                                                             Zero      Ba1            4,100         549,154
  Toll Road Rev Cap Apprec 1st Tier Sub Ser 1998C,
  08-15-20                                                             Zero      Ba1            4,000         594,040

Washington 0.52%                                                                                              657,464
Seattle, Port of,
  Spec Facil Rev Northwest Airlines, Inc. Proj, 04-01-30              7.250      BB+              800         657,464

TOTAL INVESTMENTS 97.27%                                                                                 $122,286,867

OTHER ASSETS AND LIABILITIES, NET 2.73%                                                                    $3,436,240

TOTAL NET ASSETS 100.00%                                                                                 $125,723,107

  * Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Services, Fitch or John Hancock
    Advisers, LLC, where Standard & Poor's ratings are not available.

  # Represents rate in effect on 2-28-02.

(B) Non-income producing issuer, filed for protection under the Federal
    Bankruptcy Code or is in default on interest payment.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.




PORTFOLIO
CONCENTRATION

February 28, 2002

This table shows
the percentages
of the Fund's
investments
aggregated
by various
industries.

                                                      VALUE AS A PERCENTAGE
INDUSTRY DISTRIBUTION                                     OF NET ASSETS
Revenue Bonds -- Airport                                       5.94%
Revenue Bonds -- Authority                                     4.94
Revenue Bonds -- Economic Development                          4.73
Revenue Bonds -- Education                                     2.74
Revenue Bonds -- Facility                                      1.62
Revenue Bonds -- Health                                       20.93
Revenue Bonds -- Highway                                       2.13
Revenue Bonds -- Housing                                       3.37
Revenue Bonds -- Improvement                                   0.60
Revenue Bonds -- Industrial Development                        4.80
Revenue Bonds -- Industrial Revenue                            3.00
Revenue Bonds -- Lease                                         0.83
Revenue Bonds -- Multi-Family                                  0.72
Revenue Bonds -- Other                                         2.03
Revenue Bonds -- Parking Garage/Authority                      0.77
Revenue Bonds -- Pollution Control                            15.11
Revenue Bonds -- Recreation Facility                           1.76
Revenue Bonds -- Special Tax                                   6.79
Revenue Bonds -- Roadway/Street                                2.03
Revenue Bonds -- Solid Waste Disposal                          0.80
Revenue Bonds -- Special Assessment                            1.32
Revenue Bonds -- Student Loan                                  1.59
Revenue Bonds -- Tax Increment                                 1.57
Revenue Bonds -- Transportation                                4.57
Revenue Bonds -- Water                                         2.58
Total tax-exempt long-term bonds                              97.27%

See notes to
financial statements.



ASSETS AND
LIABILITIES

February 28, 2002
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $123,679,929)                         $122,286,867
Cash                                                                1,399,773
Receivable for shares sold                                            303,252
Dividends and interest receivable                                   2,354,019
Other assets                                                           49,583

Total assets                                                      126,393,494

LIABILITIES
Payable for investments purchased                                     401,960
Payable for shares repurchased                                         61,235
Dividends payable                                                      30,700
Payable to affiliates                                                  73,464
Other payables and accrued expenses                                   103,028

Total liabilities                                                     670,387

NET ASSETS
Capital paid-in                                                   141,806,314
Accumulated net realized loss on investments                      (14,755,555)
Net unrealized depreciation of investments                         (1,393,062)
Distributions in excess of net investment income                       65,410

Net assets                                                       $125,723,107

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($70,047,743 [DIV] 8,272,664 shares)                            $8.47
Class B ($52,634,594 [DIV] 6,216,626 shares)                            $8.47
Class C ($3,040,770 [DIV] 359,135 shares)                               $8.47

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($8.47 [DIV] 95.5%)                                           $8.87
Class C ($8.47 [DIV] 99%)                                               $8.56

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the period ended
February 28, 2002
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in oper-
ating the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Interest                                                           $4,525,894

Total investment income                                             4,525,894

EXPENSES
Investment management fee                                             375,128
Class A distribution and service fee                                   78,229
Class B distribution and service fee                                  298,965
Class C distribution and service fee                                   13,681
Transfer agent fee                                                     58,200
Registration and filing fee                                            19,088
Auditing fee                                                           16,469
Accounting and legal services fee                                      13,244
Custodian fee                                                           9,773
Printing                                                                6,374
Miscellaneous                                                           3,413
Trustees' fee                                                           2,738
Legal fee                                                                 780
Interest expense                                                          684

Total expenses                                                        896,766
Less expense reductions                                                (1,519)

Net expenses                                                          895,247

Net investment income                                               3,630,647

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on investments                                   (1,601,173)
Change in net unrealized appreciation (depreciation)
  on investments                                                   (3,568,395)

Net realized and unrealized loss                                   (5,169,568)

Decrease in net assets from operations                            ($1,538,921)

1 Semiannual period from 9-1-01 through 2-28-02.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses, distri-
butions paid to
shareholders, if
any, and any
increase or
decrease in
money share-
holders invested
in the Fund.

                                                      YEAR           PERIOD
                                                     ENDED            ENDED
                                                   8-31-01          2-28-02 1

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                           $6,850,062       $3,630,647

Net realized gain (loss)                           931,117       (1,601,173)
Change in net unrealized
  appreciation (depreciation)                    2,086,715       (3,568,395)
Increase (decrease) in net assets
  resulting from operations                      9,867,894       (1,538,921)

Distributions to shareholders
From net investment income
Class A                                         (3,008,960)      (1,919,141)
Class B                                         (3,751,257)      (1,598,243)
Class C                                            (89,845)         (74,091)
                                                (6,850,062)      (3,591,475)

From fund share transactions                    (4,534,958)       3,806,469

NET ASSETS
Beginning of period                            128,564,160      127,047,034

End of period 2                               $127,047,034     $125,723,107

1 Semiannual period from 9-1-01 through 2-28-02. Unaudited.

2 Includes undistributed (distributions in excess of) net investment income of ($7,024) and $65,410, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                           8-31-97     8-31-98     8-31-99     8-31-00     8-31-01     2-28-02 1,2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $9.16       $9.34       $9.65       $9.03       $8.60       $8.82
Net investment income 3                                   0.56        0.54        0.53        0.53        0.52        0.26
Net realized and unrealized
  gain (loss) on investments                              0.18        0.31       (0.62)      (0.43)       0.22       (0.35)
Total from
  investment operations                                   0.74        0.85       (0.09)       0.10        0.74       (0.09)
Less distributions
From net investment income                               (0.56)      (0.54)      (0.53)      (0.53)      (0.52)      (0.26)
Net asset value,
  end of period                                          $9.34       $9.65       $9.03       $8.60       $8.82       $8.47
Total return 4 (%)                                        8.29        9.34       (0.98) 5     1.24 5      8.88 5     (1.01) 5,6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $32         $41         $49         $47         $59         $70
Ratio of expenses
  to average net assets (%)                               1.06        1.00        0.98        1.05        1.05        1.06 7
Ratio of adjusted expenses
  to average net assets 8 (%)                               --          --        1.00        1.08        1.08        1.06 7
Ratio of net investment income
  to average net assets (%)                               6.00        5.66        5.65        6.08        6.00        6.19 7
Portfolio turnover (%)                                      51          35          39          31          49          28

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                           8-31-97     8-31-98     8-31-99     8-31-00     8-31-01     2-28-02 1,2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $9.16       $9.34       $9.65       $9.03       $8.60       $8.82
Net investment income 3                                   0.49        0.47        0.47        0.46        0.46        0.23
Net realized and unrealized
  gain (loss) on investments                              0.18        0.31       (0.62)      (0.43)       0.22       (0.35)
Total from
  investment operations                                   0.67        0.78       (0.15)       0.03        0.68       (0.12)
Less distributions
From net investment income                               (0.49)      (0.47)      (0.47)      (0.46)      (0.46)      (0.23)
Net asset value,
  end of period                                          $9.34       $9.65       $9.03       $8.60       $8.82       $8.47
Total return 4 (%)                                        7.51        8.53       (1.69) 5     0.49 5      8.12 5     (1.38) 5,6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $139        $131        $113         $81         $65         $53
Ratio of expenses
  to average net assets (%)                               1.81        1.75        1.71        1.79        1.76        1.81 7
Ratio of adjusted expenses
  to average net assets 8 (%)                               --          --        1.73        1.82        1.79        1.81 7
Ratio of net investment income
  to average net assets (%)                               5.28        4.92        4.93        5.34        5.30        5.41 7
Portfolio turnover (%)                                      51          35          39          31          49          28

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                           8-31-99 9   8-31-00     8-31-01     2-28-02 1,2
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                     $9.47       $9.03       $8.60       $8.82
Net investment income 3                                   0.18        0.46        0.45        0.23
Net realized and unrealized
  gain (loss) on investments                             (0.44)      (0.43)       0.22       (0.35)
Total from
  investment operations                                  (0.26)       0.03        0.67       (0.12)
Less distributions
From net investment income                               (0.18)      (0.46)      (0.45)      (0.23)
Net asset value,
  end of period                                          $9.03       $8.60       $8.82       $8.47
Total return 4,5 (%)                                     (2.70) 6     0.48        8.07       (1.38) 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             -- 10       $1          $2          $3
Ratio of expenses
  to average net assets (%)                               1.74 7      1.80        1.80        1.81 7
Ratio of adjusted expenses
  to average net assets 8 (%)                             1.76 7      1.83        1.83        1.81 7
Ratio of net investment income
  to average net assets (%)                               4.84 7      5.33        5.25        5.48 7
Portfolio turnover (%)                                      39          31          49          28

1  Semiannual period from 9-1-01 through 2-28-02. Unaudited.

2 As required, effective 9-1-01 the Fund adopted the provisions of the relating to the amortization of premiums and discounts on debt securities. This change had no effect on per share amounts for the period ended 2-28-02 and, had the Fund not made these changes to amortization, the annualized ratio of net investment income to average net assets would have been 6.13%, 5.35% and 5.42% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to 9-1-01 have not been restated to reflect this change in presentation.

3  Based on the average of the shares outstanding at the end of each month.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

6  Not annualized.

7  Annualized.

8  Does not take into consideration expense reductions during the periods shown.

9  Class C shares began operations on 4-1-99.

10 Less than $500,000.

See notes to
financial statements.




NOTES TO
STATEMENTS
Unaudited

NOTE A
Accounting policies

John Hancock High Yield Municipal Bond Fund (the "Fund"), formerly John Hancock High Yield Tax-Free Fund, is a diversified series of John Hancock Tax-Free Bond Trust, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide as high a level of interest income exempt from both federal income taxes as is consistent with preservation of capital, by investing primarily in municipal bonds, notes and commercial paper, the interest on which is exempt from federal income taxes.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings of up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended February 28, 2002.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $12,093,248 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The entire amount of the loss carryforward expires as follows:
August 31, 2002 -- $1,165,130, August 31, 2003 -- $205,838, August 31,
2004 -- $3,207,633, August 31, 2005 -- $716,668, August 31, 2006 --
$3,041,181 and August 31, 2008 -- $3,756,798.

Interest and distributions

Interest income on investment securities is recorded on the accrual basis. The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of interest has become doubtful.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.625% of the first $75,000,000 of the Fund's average daily net asset value, (b) 0.5625% of the next $75,000,000, and (c) 0.50% of the Fund's average daily net asset value in excess of $150,000,000.

The Fund has an agreement with its custodian bank under which custodial fees are reduced by balance credits applied during the period. Accordingly, the custody expense reduction amounted to $1,519, or less than 0.01% of the Fund's average net asset, for the period ended February 28, 2002. If the Fund had not entered into this agreement, the assets not invested, on which these balance credits were earned, could have produced taxable income.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended February 28, 2002, JH Funds received net up-front sales charges of $53,024 with regard to sales of Class A shares. Of this amount, $7,719 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $40,383 was paid as sales commissions to unrelated broker-dealers and $4,922 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the period ended February 28, 2002, JH Funds received net up-front sales charges of $7,796 with regard to sales of Class C shares. The entire amount was paid as sales commissions to unrelated broker-dealers.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. For the period ended February 28, 2002, CDSCs received by JH Funds amounted to $41,870 for Class B shares and $593 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compen sation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                YEAR ENDED 8-31-01               PERIOD ENDED 2-28-02 1
                           SHARES           AMOUNT         SHARES              AMOUNT
CLASS A SHARES
Sold                      2,437,786      $21,043,522    2,180,720         $18,617,042
Distributions reinvested    133,265        1,150,034       91,453             779,101
Repurchased              (1,252,068)     (10,775,269)    (741,180)         (6,338,005)
Net increase              1,318,983      $11,418,287    1,530,993         $13,058,138

CLASS B SHARES
Sold                        773,790       $6,670,556      558,690          $4,795,474
Distributions reinvested    131,894        1,136,700       58,026             494,500
Repurchased              (2,962,364)     (25,492,300)  (1,782,859)        (15,197,982)
Net decrease             (2,056,680)    ($17,685,044)  (1,166,143)        ($9,908,008)

CLASS C SHARES
Sold                        201,972       $1,742,333       69,963            $672,549
Distributions reinvested      5,942           51,317       12,717              37,256
Repurchased                  (7,140)         (61,851)      (6,182)            (53,466)
Net increase                200,774       $1,731,799       76,498            $656,339

NET INCREASE (DECREASE)    (536,923)     ($4,534,958)     441,348          $3,806,469

1 Semiannual period from 9-1-01 through 2-28-02. Unaudited.


NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended February 28, 2002, aggregated $37,199,073 and $34,927,696, respectively.

The cost of investments owned at February 28, 2002, including short-term investments, for federal income tax purposes was $123,615,986. Gross unrealized appreciation and depreciation of investments aggregated $6,057,106 and $7,386,225, respectively, resulting in net unrealized depreciation of $1,329,119. The difference between book basis and tax basis net unrealized appreciation/depreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

NOTE E
Change in accounting principle

Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $33,262 increase in the cost of investments and a corresponding decrease in net unrealized appreciation of investments, based on securities held as of August 31, 2001.

The effect of this change for the period ended February 28, 2002, was to increase net investment income by $39,323, increase unrealized depreciation on investments by $30,681 and increase net realized loss on investments by $8,642. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in presentation.



OUR FAMILY
OF FUNDS

Equity                                  Balanced Fund
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                                        Core Growth Fund
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                                        Focused Equity Fund
                                        Growth Trends Fund
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                                        Large Cap Growth Fund
                                        Large Cap Spectrum Fund
                                        Mid Cap Growth Fund
                                        Multi Cap Growth Fund
                                        Small Cap Equity Fund
                                        Small Cap Growth Fund
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Sector                                  Biotechnology Fund
                                        Financial Industries Fund
                                        Health Sciences Fund
                                        Real Estate Fund
                                        Regional Bank Fund
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Income                                  Bond Fund
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                                        High Income Fund
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International                           European Equity Fund
                                        Global Fund
                                        International Fund
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Tax-Free Income                         California Tax-Free Income Fund
                                        High Yield Municipal Bond Fund
                                        Massachusetts Tax-Free Income Fund
                                        New York Tax-Free Income Fund
                                        Tax-Free Bond Fund

Money Market                            Money Market Fund
                                        U.S. Government Cash Reserve



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FOR YOUR
INFORMATION

TRUSTEES
James F. Carlin*
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner*
Steven R. Pruchansky
Lt. Gen. Norman H. Smith,  USMC (Ret.)
John P. Toolan*

*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and Compliance Officer

INVESTMENT ADVISER
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101 Huntington Avenue
Boston, Massachusetts 02199-7603

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This report is for the information of
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590SA 2/02
      4/02